UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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DICK’S Sporting Goods, Inc.
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2026 Notice of Annual Meeting of Stockholders and Proxy Statement

DICK'S
SPORTING GOODS

NIKE

OUR VISION

To be the best sports company in the world.

OUR BELIEF

We believe sports have the power to change lives.

OUR VALUES

- Dedication
- Optimism
- Integrity
- Authenticity

OUR COMMON PURPOSE

We create confidence and excitement by inspiring, supporting, and personally equipping all athletes to achieve their dreams.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time: Wednesday, June 10, 2026 7:30 AM Eastern Time	Place: Via the Internet, at http://www.virtualshareholdermeeting.com/DKS2026	Record Date: April 13, 2026
Voting Matters

PROPOSALS		BOARD’S RECOMMENDATION	PAGE REFERENCE

1.	Election of eleven (11) directors named in the proxy statement, each for a term that expires in 2027	“FOR” each director nominee	Page 7

2.	Non-binding advisory vote to approve compensation of named executive officers for 2025, as disclosed in these materials	“FOR”	Page 25

3.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2026	“FOR”	Page 56

4.	Stockholder Proposal - Request for Report on Women’s Rights Related Business Risk and Decision Framework (if properly presented)	“AGAINST”	Page 60
We are holding our 2026 Annual Meeting of Stockholders (the “Annual Meeting”) exclusively by remote communication
(i.e., a virtual meeting format).
Attend the Virtual Annual Meeting
You may attend the virtual Annual Meeting, vote your shares electronically, and submit questions during the Annual Meeting by logging into the website listed above using the 16-digit control number included in your Notice of Internet Availability of Proxy Materials (the “Notice”), on your proxy card, or on any additional voting instructions accompanying these proxy materials. We recommend that you access the Annual Meeting prior to its start time so you have sufficient time to check in before the meeting starts. It is anticipated that the Notice will first be sent to stockholders and that this proxy statement and the form of proxy relating to our 2026 Annual Meeting will first be made available to stockholders, on or about May 1, 2026. In accordance with SEC rules, the website www.proxyvote.com/dks provides complete anonymity with respect to the stockholders accessing the website.

LOGISTICS
▪Attend the Annual Meeting online, including to vote and/or submit questions, at http://www.virtualshareholdermeeting.com/DKS2026
▪The Annual Meeting will begin at approximately 7:30 AM Eastern Time, with registration opening at 7:15 AM, on Wednesday, June 10, 2026

ASK A QUESTION
▪You may submit questions for the meeting in advance at http://www.proxyvote.com/dks
▪You may submit live questions during the meeting at http://www.virtualshareholdermeeting.com/DKS2026
▪A response to each relevant question will be posted on our website if we do not answer your question during the meeting

UNABLE TO ATTEND THE ANNUAL MEETING?
▪A replay of the Annual Meeting will be available on our Investor Relations website at http://investors.dicks.com
▪Responses to relevant questions received before and during the Annual Meeting will also be available at the same website

Voting Your Shares
Your vote is important! Please act as soon as possible to vote your shares, even if you plan to attend the Annual Meeting virtually. If you are a beneficial stockholder, your broker will NOT be able to vote your shares with respect to the election of directors and other matters presented during the meeting unless you have given your broker specific instructions to do so.
Your Vote is Important!

Voting Methods
Telephone 1-800-690-6903	Internet www.proxyvote.com/dks	Mail Return the signed proxy card	Voting Online During the Annual Meeting

By order of the Board of Directors,
Edward W. Stack
Executive Chairman

2026 PROXY STATEMENT	1

External reports cited herein and links to websites included in this proxy statement are provided solely for convenience purposes. Content in such external reports and websites is not, and shall not be deemed to be, part of this proxy statement or incorporated herein or into any of our other filings with the Securities and Exchange Commission.

2	DICK’S SPORTING GOODS, INC.

2025 PERFORMANCE HIGHLIGHTS

CONSOLIDATED NET SALES	CONSOLIDATED NET SALES BREAKDOWN

$17.22B	+28.1% vs 2024

Acquired Foot Locker, to create a global leader in the sports retail industry
▪Includes $3.1B from the Foot Locker Business since acquisition ▪+4.5%(1) increase in DICK’S Business comparable sales on top of a 5.2% comp in 2024

CONSOLIDATED RESULTS	TOTAL ADDRESSABLE MARKET ▪~$300B(3) across the global sports retail industry Market Share ~6.5%(3)

OPERATING MARGIN 6.4%	DILUTED EARNINGS PER SHARE $9.97

SIGNIFICANT SHAREHOLDER RETURN ▪~$2.4B in share repurchases and dividends over the past three years; ▪2026 marks the 12th consecutive year of dividend increases ($5.00 expected payout, 3% increase(4))
NON-GAAP OPERATING MARGIN (2) 8.8%	NON-GAAP DILUTED EARNINGS PER SHARE (2) $13.20

EXECUTION OF FOUR STRATEGIC PILLARS DRIVES STRONG, CONSISTENT PERFORMANCE FOR THE DICK’S BUSINESS

ATHLETE EXPERIENCE	DIFFERENTIATED PRODUCT	BRAND ENGAGEMENT	TEAMMATE EXPERIENCE

DICK’S BUSINESS RESULTS	~ 30M ScoreCard loyalty members, who generated 75%+ of sales	80%+ of eCommerce sales fulfilled by stores for the DICK’S Business	Nearly $150M GameChanger sales
OPERATING MARGIN 11.1%	NON-GAAP DILUTED EPS $14.58(2)

~$1.8B Vertical Brand sales in 2025

+4.5% COMPARABLE SALES(1)

DICK’S SPORTING GOODS, NOW WITH FOOT LOCKER, IS A LEADING GLOBAL SPORTS RETAILER

3,195 Total stores in 50 states and international geographies

Includes DICK’S Sporting Goods, Golf Galaxy, Going Going Gone! and Public Lands banners 888 stores across the United States including:	Includes Foot Locker, Kids Foot Locker, Champs Sports, WSS and atmos banners 2,307(5) stores including:

721 DICK’S stores, including 35 DICK’S House of Sport and 42 DICK’S Field House stores	167 Specialty Concept stores, including 33 Golf Galaxy Performance Centers	1,610 in North America 573 in Europe 124 in Asia Pacific

(1)Foot Locker will be included in the quarterly comparable store calculation beginning in the fourth quarter of fiscal 2026, which is when these stores will commence their 14th full month of operations following the date of acquisition.
(2)See Appendix A for the GAAP to non-GAAP reconciliations and related information.
(3)DICK’S Business and Foot Locker Business (excluding Licensed Business) 2025 net sales excluding categories with limited market data / ~$300B Total Addressable Market. Source: Circana, Euromonitor, and Proprietary Data.
(4)The declaration of future dividends, including the per share amount, are contingent on authorization by our Board of Directors and are dependent upon multiple factors including future earnings, cash flows, financial requirements and other considerations.
(5)Foot Locker Business store count does not include 254 licensed stores operating in the Middle East, Asia and Europe.

2026 PROXY STATEMENT	3

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. You should read this entire proxy statement and our Annual Report on Form 10-K before voting.

ITEM 1:	See page 7

Election of Directors The Board unanimously recommends a vote “FOR” each director nominee.

Our Director Nominees

Mark J. Barrenechea, 61 Independent Former Chief Executive Officer and Chief Technology Officer – OpenText Corp. Director Since: 2014 Committees: AC (Chair)*	Emanuel Chirico, 68 Independent Retired Chairman and Chief Executive Officer – PVH Corp. Director Since: 2003 Committees: AC*	William J. Colombo, 70 Independent Vice Chairman Director Since: 2002 Committees: CC GNC	Robert W. Eddy, 53 Independent Chairman, President & Chief Executive Officer – BJ’s Wholesale Club Holdings, Inc. Director Since: 2023 Committees: CC (Incoming Chair) GNC	Anne Fink, 62 Independent President, Global Foodservice – PepsiCo, Inc. Director Since: 2019 Committees: CC GNC (Chair)	Larry Fitzgerald, Jr., 42 Independent Former Professional Athlete – National Football League Director Since: 2020 Committees: CC GNC

Lauren R. Hobart, 57 President & Chief Executive Officer Director Since: 2018 Committees: None	Sandeep Mathrani, 63 Independent Managing Partner – Atlas Hill, RE Director Since: 2020 Committees: AC*	Desiree Ralls-Morrison, 59 Independent Executive Vice President, Global Chief Legal Officer – McDonald’s Corporation Director Since: 2020 Committees: AC	Lawrence J. Schorr, 72 Independent Deputy Chairman – SURTECO North America Director Since: 1985 Committees: CC GNC	Edward W. Stack, 71 Executive Chairman Director Since: 1984 Committees: None

Key to Committees
AC – Audit Committee	CC – Compensation Committee	GNC – Governance & Nominating Committee	* Financial Expert

4	DICK’S SPORTING GOODS, INC.

PROXY STATEMENT SUMMARY

ITEM 2:	See page 25

Non-Binding Advisory Vote to Approve Compensation of Named Executive Officers
The Board unanimously recommends a vote “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement.

Our executive compensation structure is designed to attract, motivate, reward and retain executives through a combination of fixed and incentive-based compensation elements. Our aggregate compensation program rewards the achievement of financial, operational and strategic goals over varying measurement periods. This creates balanced incentives for our executives that align their interests with those of our stockholders and encourages them to help scale the Company in a disciplined, focused manner with a view toward long-term success.
The percentages listed in the illustration below are based on the target 2025 annual compensation for each named executive officer (“NEO”), which may differ from their actual compensation received in 2025. Since long-term incentive program awards are generally granted every two to three years, each NEO’s target long-term incentive program award has been annualized for comparative purposes.
EXECUTIVE CHAIRMAN
PRESIDENT & CEO
OTHER NEOs (AVERAGED)

Base Salary	Short-Term Incentive Program	Performance Unit Award

Restricted Stock Award	Long-Term Incentive Program (annualized)

Features of Our Incentive-based Compensation

Short-Term Incentive Program	▪Based on Adjusted Non-GAAP EBT goal ▪Pays out between 0% and 200%

Performance Unit Award
▪1-year performance period followed by a 2-year time-based vesting period
▪Based on Adjusted Net Sales and Adjusted Non-GAAP EBT goals
▪Pays out between 0% and 200%, with no units earned unless threshold-level of Adjusted Non-GAAP EBT goal met

Restricted Stock Award	▪100% cliff vest after 3 years

Long-Term Incentive Program
▪Generally granted every 2-3 years with a multi-year performance period
▪Goals are aligned with Company initiatives and may vary with each grant
▪Pays out between 0% and 200%, with no units earned unless threshold-level of Adjusted Non-GAAP EBT goal met

2026 PROXY STATEMENT	5

PROXY STATEMENT SUMMARY

ITEM 3:	See page 56

Ratification of Independent Registered Public Accounting Firm
The Board unanimously recommends a vote “FOR” ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2026.

The Board of Directors believes the continued retention of Deloitte & Touche LLP is in the best interests of the Company and its stockholders.

ITEM 4:	See page 60

Stockholder Proposal — Request for Report on Women’s Rights Related Business Risk and Decision Framework
The Board unanimously recommends a vote “AGAINST” this stockholder proposal requesting that the Company issue a report assessing whether business decisions involving transgenderism have been fully informed.

6	DICK’S SPORTING GOODS, INC.

CORPORATE GOVERNANCE

ITEM 1:	The Board unanimously recommends a vote “FOR” each director nominee.

Election of Directors
The current term of office for each of our directors expires at the 2026 Annual Meeting. Upon recommendation by the Governance & Nominating Committee, the Board proposes that each director, other than Mr. Stone who plans to retire at the end of his current term, be re-elected for a new one-year term expiring at the 2027 Annual Meeting or until their respective successors are duly elected and qualified. Each of the nominees has consented to serve if re-elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

Board Composition
Our Board reflects a deep bench of background and experience in varying substantive areas relevant to our operations and industry. The following summarizes certain aspects of our Board’s current composition:
GENDER

Female
Male
RACE/ETHNICITY

White
Black/African American
Asian
TENURE

< 5 years
5-10 years
> 10 years
AGE

< 55 years
55-65 years
65-75 years
INDEPENDENCE

Independent
Non-independent
Corporate Governance Highlights

Board Refreshment and Independence	▪10 of 12 directors independent (1) ▪Lead (independent) Director and 100% independent Board committees ▪33% of Board has a tenure of six years or less ▪Annual election of directors

Engaged Oversight
▪Annual Board, committee and individual director assessments
▪Limit on director membership on other public company boards (no “overboarding”)
▪Director onboarding and continuing education programs
▪Active Board oversight of
–strategy
–risk management
–sustainability
–human capital management
–cybersecurity & data privacy

Compensation Highlights	▪Executive and director stock ownership requirements ▪Clawback policy ▪Restrictions on hedging and pledging ▪No change-in-control or excessive severance agreements

(1)On March 24, 2026, Larry D. Stone notified the Company’s Board of Directors that he will retire and will not stand for re-election to the Board at the end of his term. Mr. Stone’s term will conclude on June 10, 2026, the date of the Company’s upcoming Annual Meeting of Stockholders. At the time Mr. Stone’s term concludes, the size of the Board of Directors will decrease from twelve to eleven members. Robert W. Eddy has been appointed to succeed Mr. Stone as Chairperson of the Compensation Committee, effective upon Mr. Stone’s retirement.

2026 PROXY STATEMENT	7

CORPORATE GOVERNANCE
Director Skills and Qualifications
Our Board believes that the Board nominees collectively possess the knowledge, skills and unique perspectives needed to successfully guide our Company toward continued sustainable growth. This includes both core qualifications that we require of all of our directors, as well as demonstrated experience and expertise in varying substantive areas relevant to the Company.
Core Qualifications: All Directors

Broad-based business knowledge	Commitment to ethical values	Integrity

Outstanding achievement in their professional career	Accountability	Sound judgment

As part of our ongoing Board assessments, we continue to focus on maintaining independence, unique backgrounds, as well as the following experience and expertise:
Diversity of Experience & Expertise Relevant to the Company

Marketing and Brand Management	Corporate Responsibility	Legal, Compliance, and Regulatory Matters	Philanthropy

Risk Management	Supply Chain	Cybersecurity/Privacy	Human Capital Management

Accounting/Finance	Real Estate	Sporting Goods and Apparel	Technology

eCommerce	Leadership	Mergers and Acquisitions	Retail Operations

Strategic Planning	Sustainability	Public Relations/Social Media	Artificial Intelligence

Climate	International Business/Operations

Recent Board Refreshment
As a result of our commitment to build a Board with the right mix of skills to oversee our sustainable growth, we have:
Added deep knowledge and expertise in:

Retail operations	Real estate	Accounting/finance	Marketing & brand management

Strategic planning	Legal, compliance & regulatory	Sporting goods & apparel

8	DICK’S SPORTING GOODS, INC.

CORPORATE GOVERNANCE
Directors Standing for Election
The biographies below contain information about the skills and relevant experience that each of our director nominees brings to our Board. These experiences and skills have led the Board to conclude that each nominee should continue to serve as a director of the Company. Mr. Stone tendered his resignation related to retirement to the Governance & Nominating Committee in March 2026, the Board accepted his resignation related to retirement, and he will not be standing for re-election. As required under the Company’s Corporate Governance Guidelines, Mr. Barrenechea and Mr. Mathrani, upon their departure from OpenText Corporation and Sycamore Partners, respectively, also tendered their resignations, which were rejected by the Board due to their respective values and skill sets provided. Each of the director nominees named below has consented to serve if re-elected.

Mark J. Barrenechea, 61
Qualifications
Mr. Barrenechea has over 40 years of experience in the technology industry, both in software management and server manufacturing, and brings insight regarding eCommerce and technology to the Board. Mr. Barrenechea also brings expertise to the Board from his executive and board leadership positions with various public and private companies, including experience with corporate strategy, corporate acquisitions and global operations.

Career Highlights
OpenText Corporation, an information management software products company (Nasdaq)
▪Chief Executive Officer (2012 - 2025)
▪Chief Technology Officer (2016 - 2025)
Silicon Graphics International Corporation, a global leader in high performance computing (Nasdaq)
▪President and Chief Executive Officer (2007 - 2012)
CA Inc., an enterprise information technology management company (Nasdaq) (formerly Computer Associates International, Inc.)
▪Executive Vice President, Chief Technology Officer (2003 - 2006)
Oracle Corporation, an enterprise software and corporate hardware products and services company (Nasdaq)
▪Senior Vice President of Application Development (1997 - 2003)

Director Since: 2014 Committees: Audit (Chair) Other Public Company Directorships: SentinelOne Former Public Company Directorships: Avery Dennison Corporation; OpenText Corporation

2026 PROXY STATEMENT	9

CORPORATE GOVERNANCE

Emanuel Chirico, 68
Qualifications
Mr. Chirico brings extensive knowledge of the retail industry to our Board along with a deep understanding of the financial, operational and strategic domestic and international issues that face global wholesale and retail companies, gained through his experience as former Chairman and Chief Executive Officer of PVH Corp., a major global apparel company that operates a portfolio of brands including Calvin Klein and Tommy Hilfiger. Mr. Chirico also contributes significant corporate finance, financial reporting and accounting expertise gained as a result of his experience with a large public accounting firm and in his prior role as Chief Financial Officer of PVH Corp.

Career Highlights
PVH Corp., a wholesale and retail apparel company (NYSE) (Retired)
▪Chairman of the Board (2007 - 2021)
▪Chief Executive Officer (2006 - 2021)
▪President and Chief Operating Officer (2005 - 2007)
▪Executive Vice President and Chief Financial Officer (1999 - 2005)
▪Controller (1993 - 1999)

Director Since: 2003 Committees: Audit Other Public Company Directorships: Conagra Brands, Inc. Former Public Company Directorships: PVH Corp.

William J. Colombo, 70 Vice Chairman
Qualifications
Mr. Colombo brings more than 49 years of retail experience and insight to the Board, including expertise in operations, marketing and strategy. The Company continues to value his more than
35 years of Company-specific experience.

Career Highlights
DICK’S Sporting Goods, Inc. (NYSE) (Retired)
▪Interim Chief Marketing Officer (2010 - 2011)
▪President & Chief Operating Officer (2002 - 2008)
▪Executive Vice President & Chief Operating Officer (2000 - 2002)
▪President dsports.com LLC (1998 - 2000)
▪Executive Vice President & Chief Operating Officer (1995 - 1998)
▪Various Leadership Roles (1988 - 1995)
J.C.Penney Company, Inc. a retail company (NYSE)
▪Various Field & District Positions (1977 - 1988)

Director Since: 2002 Committees: Compensation; Governance & Nominating Former Public Company Directorships: Gibraltar Industries

10	DICK’S SPORTING GOODS, INC.

CORPORATE GOVERNANCE

Robert W. Eddy, 53
Qualifications
Mr. Eddy has over 18 years of experience in the retail industry, with a significant understanding of financial and operational issues and leadership experience gained through his various executive leadership roles at BJ’s Wholesale Club Holdings, Inc. Prior to joining BJ’s, Mr. Eddy gained substantial corporate finance, financial reporting and accounting expertise advising retail and consumer products companies as a member of the audit and business advisory practice of PricewaterhouseCoopers LLP. The Board also benefits from his current and prior external executive leadership roles with the National Retail Federation, as well as his multi-unit expertise and significant experience in investor relations and executive compensation.

Career Highlights
BJ’s Wholesale Club Holdings, Inc., a membership warehouse club (NYSE)
▪Chairman (2023 - present)
▪President and Chief Executive Officer (2021 - present)
▪Executive Vice President and Chief Financial and Administrative Officer (2018 - 2021)
▪Executive Vice President and Chief Financial Officer (2011 - 2018)
▪Senior Vice President, Finance (2007 - 2011)
PricewaterhouseCoopers LLP, a registered public accounting firm
▪Audit and business advisory practice (1995 – 2007)
National Retail Federation, a retail trade association
▪Chairman of the Board of Directors (2025 - present)
▪Member of the board of directors and executive committee (2021 - present)
▪Chair of The Financial Executives Council (2013 - 2017)

Director Since: 2023 Committees: Compensation (Incoming Chair)(1); Governance & Nominating Other Public Company Directorships: BJ’s Wholesale Club Holdings, Inc.

Anne Fink, 62
Qualifications
Ms. Fink brings valuable operational and general management experience gained through positions held at PepsiCo, Inc., a leading consumer products company. She is currently President of PepsiCo’s Global Foodservice business which focuses on the restaurant, hospitality, business & industry, sports and entertainment sectors and has previously lead PepsiCo’s business across all retail channels. Through her many leadership roles, Ms. Fink brings to the Board deep experience and functional expertise in strategy, marketing, brand building, business transformation, operations and talent development.

Career Highlights
PepsiCo, Inc., a global food and beverage company (Nasdaq)
▪President, Global Foodservice (2016 - present)
▪Chief Operating Officer, Foodservice (2014 - 2016)
▪Chief Commercial Officer, Retail Channels (2011 - 2014)
▪Senior Vice President, Retail (2008 - 2011)
▪Marketing, sales, operations and general management leadership roles (1988 - 2008)
E&J Gallo Winery
▪Management development program (1985 - 1988)

Director Since: 2019 Committees: Compensation; Governance & Nominating (Chair)

(1)Robert W. Eddy has been appointed to succeed Mr. Larry D. Stone as Chairperson of the Compensation Committee, effective upon Mr. Stone’s retirement on June 10, 2026, the date of the Company’s upcoming Annual Meeting of Stockholders.

2026 PROXY STATEMENT	11

CORPORATE GOVERNANCE

Larry Fitzgerald, Jr., 42
Qualifications
Mr. Fitzgerald brings a unique business perspective to the Board through his experience leading the Larry Fitzgerald Foundation, which supports children and families in need with a focus on promoting literacy and technology skills, as well as efforts to prevent and cure breast cancer. Mr. Fitzgerald is an active member of the business community and serves as President of Larry Fitzgerald Enterprises, through which he invests in companies at various stages and in various sectors, including real estate, hospitality, travel, sports and technology.

Career Highlights The Larry Fitzgerald Foundation, a charitable organization ▪Founder (2005 - present) Arizona Cardinals, a National Football League organization ▪Professional Athlete (2004 - 2021)

Director Since: 2020 Committees: Compensation; Governance & Nominating

Lauren R. Hobart, 57
Qualifications
As the Company’s President & Chief Executive Officer, Ms. Hobart provides the Board with insight into the Company’s business operations, opportunities and challenges. In her time with the Company, she initiated the transformation to become a more digitally focused and customer-centric omni-channel business. In addition to her expertise in marketing and strategic planning and her insight into consumer needs and marketplace trends, Ms. Hobart brings her understanding of the day-to-day operations of the Company and the unique issues facing the Company and the retail industry to our Board.

Career Highlights
DICK’S Sporting Goods, Inc. (NYSE)
▪President & Chief Executive Officer (2021 - present)
▪President (2017 - 2021)
▪Executive Vice President, Chief Customer & Digital Officer (2017)
▪Executive Vice President, Chief Marketing Officer & Chelsea Collective General Manager (2015 - 2017)
▪Senior Vice President, Chief Marketing Officer (2011 - 2015)
PepsiCo, Inc., a global food and beverage company (Nasdaq)
▪Chief Marketing Officer, Carbonated Soft Drinks (2009 - 2011)
▪Senior Marketing Leadership, Strategic Planning & Finance Roles (1997 - 2009)
Wells Fargo & Co, a financial services provider (NYSE)
▪Senior Relationship Manager, Corporate Banking Division (1993 - 1995)
JP Morgan Chase & Co., a financial holding company (NYSE)
▪Asset Based Lending Credit Analyst & Account Manager (1990 - 1993)

Director Since: 2018 Other Public Company Directorships: Marriott International, Inc. Former Public Company Directorships: YUM! Brands, Inc.; Sonic Corp

12	DICK’S SPORTING GOODS, INC.

CORPORATE GOVERNANCE

Sandeep Mathrani, 63
Qualifications
Mr. Mathrani adds significant experience as a real estate industry veteran with over 37 years of experience as a result of his executive role at WeWork, Brookfield companies, GGP, Vornado and Forest City, all leading companies in the real estate industry. Additionally, Mr. Mathrani provides a unique viewpoint and valuable corporate governance, management, operational and strategic expertise to the Board through his experience as an executive officer and a public company board member.

Career Highlights
Atlas Hill RE, real estate venture
▪Managing Partner (2024 - present)
Sycamore Partners, LP, a private equity firm
▪Director (2023 - 2025)
WeWork, a commercial real estate company (NYSE)
▪Chairman (2022 - 2023)
▪Chief Executive Officer (2020 - 2023)
Brookfield Properties Partners, a commercial real estate company (Nasdaq)
▪Vice Chairman (2018 - 2020)
General Growth Properties, Inc. (GGP), a former commercial real estate company
▪Chief Executive Officer (2010 - 2018)

Director Since: 2020
Committees:
Audit
Other Public Company
Directorships:
Tanger Factory Outlet
Centers, Inc.; Bowlero Corporation
Former Public Company
Directorships:
WeWork; Brookfield
Properties Partners;
General Growth
Properties, Inc.; Host
Hotels & Resorts, Inc.

Desiree Ralls-Morrison, 59
Qualifications
Ms. Ralls-Morrison brings significant legal, regulatory, and corporate governance expertise as a result of her current role at McDonald’s Corporation, and prior roles at Boston Scientific, Boehringer Ingelheim, and Johnson & Johnson. Additionally, Ms. Ralls-Morrison provides a diverse perspective and lends additional expertise to the Board through her prior experiences as a board member of The Danbury Hospital and The Partnership, Inc., and a founding member of The New Commonwealth Racial Equality and Social Justice Fund in Massachusetts.

Career Highlights
McDonald’s Corporation, a global food services company (NYSE)
▪Executive Vice President, Global Chief Legal Officer (2021 - present) & Corporate Secretary (2021 - 2024)
Boston Scientific Corporation, a medical device manufacturer (NYSE)
▪Senior Vice President, General Counsel and Corporate Secretary (2017 - 2021)
Boehringer Ingelheim, a private pharmaceutical company
▪General Counsel, US (2013 - 2017)
Johnson & Johnson, a global consumer healthcare company (NYSE)
▪General Counsel, Consumer (2012 - 2013)
▪Senior Counsel/Assistant General Counsel (2005 - 2012)

Director Since: 2020 Committees: Audit

2026 PROXY STATEMENT	13

CORPORATE GOVERNANCE

Lawrence J. Schorr, 72 Lead Director
Qualifications
In addition to Mr. Schorr’s legal experience, he brings demonstrated leadership skills to the Board as the current Deputy Chairman of SURTECO North America, past Chief Executive Officer of SIMONA AMERICA GROUP, and as the former managing partner of a law firm. Mr. Schorr has over 31 years of knowledge of the Company from serving as a member of the Board during the Company’s expansion from a two-store chain to a multi-banner retailer with over 850 stores and an eCommerce business. Mr. Schorr has been the Company’s Lead Director since March 2012.

Career Highlights
SURTECO North America, a subsidiary of SURTECO Group SE, a German manufacturing company (Prime Standard segment of the Frankfurt Stock Exchange)
▪Deputy Chairman (March 2023 - present)
▪Non-Executive Chairman (2021 - 2023)
SIMONA AMERICA GROUP, the North American operations of SIMONA AG, a German manufacturing company (General Standard segment of the Frankfurt Stock Exchange) (Retired)
▪Chief Executive Officer (2014 - 2020)
Boltaron Performance Products, a privately owned plastics manufacturing company that was acquired by SIMONA AG
▪Chief Executive Officer (2004 - 2014)
RRT-Recycle America, a subsidiary of WMX Technologies, Inc.
▪President (1992 - 1995)
Resource Recycling Technologies, Inc., a solid waste material management company (American Stock Exchange)
▪President (1988 - 1992)
Levene, Gouldin and Thompson LLP
▪Partner and Managing Partner (1981 - 1988; 2001 - 2008)

Director Since: 1985 Committees: Compensation; Governance & Nominating

Edward W. Stack, 71 Executive Chairman
Qualifications
During Mr. Stack’s tenure as the Company’s Chairman and Chief Executive Officer, he led the Company’s sustained growth from a two-store chain to a multi-banner chain with over 850 stores and an eCommerce business. He now serves as the Company’s Executive Chairman and oversees the Company’s merchandising and real estate functions and leads the Company’s strategic growth initiatives. Mr. Stack’s history with the Company, his extensive industry and retail experience and his expertise in corporate strategy, development and execution have led the Company to its current success.

Career Highlights DICK’S Sporting Goods, Inc. (NYSE) ▪Executive Chairman (2021 - present) ▪Chairman and Chief Executive Officer (1984 - 2021)

Director Since: 1984 Former Public Company Directorships: Key Corp

14	DICK’S SPORTING GOODS, INC.

CORPORATE GOVERNANCE
Board Assessment and Director Nomination Process
Annual Assessment of Size, Composition and Structure
Members of our Governance & Nominating Committee annually review and evaluate policies and practices with respect to the size, composition and functions of the Board. To appropriately evaluate and continue to improve the effectiveness of the Board, the Governance & Nominating Committee also oversees an annual evaluation process of the Board’s performance as well as the performance of its standing committees.
Board and Committee Assessment

FORMAT	TOPICS	PRESENTATION OF FINDINGS

Anonymous questionnaire completed by each director
▪Size, composition and role of the Board
▪Information to improve Board and committee effectiveness
▪Selection processes for directors and Lead Director
▪Meeting materials, participation and attendance
▪Company performance, strategy and industry information
▪Other board service or directorships
Feedback received from Board evaluations is discussed during the full Board and committee meetings

Director Assessment and Renomination Process
Our Board also annually assesses the performance of each non-employee director in considering whether to renominate that director at the upcoming annual meeting.
Individual Director Assessments

SELF-EVALUATION	DISCUSSION	ASSESSMENT

Non-employee directors considered for renomination at the upcoming annual meeting who have served at least one year on the Board complete individual self-evaluations of their performance and contributions to the Board and the committee(s) on which they serve.
	Self-evaluation assessments are followed by director discussions which are led by the chair of the Governance & Nominating Committee.	The self-evaluations and director discussions are reviewed with the Executive Chairman and the results are included amongst the considerations for the director renomination process.

Board Service Policies
In addition to our annual and ongoing practice to assess Board composition and the performance of each of our non-employee directors, our Corporate Governance Guidelines contain policies designed to ensure that our directors have sufficient time to fulfill their Board obligations and actively participate.

Other Board Service and Directorships
While we value the experience and leadership that our directors bring as a result of their membership on other boards, we also recognize the time commitment and demands that other board service places on directors generally. As such, our Corporate Governance Guidelines include the following practices:
▪Prior Notice: Any director seeking to join the board of another public company must take all reasonable steps to notify us in advance to allow a reasonable opportunity to assess the director’s continued independence, potential conflicts of interest, and other issues raised by the prospective outside board and committee appointments.
▪Overboarding Policy: All directors are encouraged to assess their current and future commitments and to limit the number of other boards on which they serve:
–Non-management directors may not serve on more than two other public company boards without Board approval.
–Management directors may not serve on more than one other public company board and must notify and obtain prior approval from our Executive Chairman prior to joining the board of another public company.

2026 PROXY STATEMENT	15

CORPORATE GOVERNANCE
Identification and Consideration of New Nominees
The Governance & Nominating Committee is responsible for recommending candidates for election to the Board and engages in the evaluation process as outlined below:

EVALUATIONS OF PROSPECTIVE NOMINEES	RECOMMENDATIONS BY COMMITTEE	DETERMINATIONS BY BOARD

The Governance & Nominating Committee takes the necessary steps to evaluate a prospective nominee, including, if warranted, interviews of the prospective nominee by one or more Governance & Nominating Committee or Board members.	After completing this evaluation and other steps of the process, the Governance & Nominating Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board.	The Board then determines the nominees after considering the recommendations and report of the Governance & Nominating Committee.

Stockholder Nominations
When an individual is recommended by a stockholder for consideration by the Board as a prospective director candidate, the Governance & Nominating Committee, at the direction of the Committee Chair, makes an initial determination as to whether to conduct a full evaluation of a prospective candidate on a substantially similar basis as it considers other candidates. This initial determination is based on (i) the initial information provided with respect to the prospective candidate, (ii) the Governance & Nominating Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others, (iii) the need for additional Board members to fill vacancies or to expand the size of the Board, and (iv) the likelihood that the prospective nominee will satisfy the Board member criteria described above. If the Governance & Nominating Committee determines, in consultation with the Lead Director and other Board members as appropriate, that additional consideration is warranted, it may request that additional information be gathered about the prospective nominee’s background and experience and that a report be prepared, and may utilize a third-party search firm to assist in such a process. The Governance & Nominating Committee then would evaluate the prospective nominee against the standards and qualifications set out in the Company’s Corporate Governance Guidelines, as outlined above, all in the context of an assessment of the perceived needs of the Board at that point in time.
Any stockholder who desires to nominate a candidate for director must submit the recommendation in writing and follow the procedures set forth in our Second Amended and Restated Bylaws (“Bylaws”). See “Advance Notice Procedures” and “Stockholder for Inclusion in the Company’s Proxy Materials Relating to the 2027 Annual Meeting” on page 66 of this proxy statement for details regarding the applicable requirements under our Bylaws and Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to stockholder nominees for director.
Board Independence
Pursuant to our Corporate Governance Guidelines, which meet the listing standards adopted by the New York Stock Exchange (“NYSE”) and are available on the Investor Relations portion of our website (http://investors.dicks.com), the Governance & Nominating Committee, on behalf of the Board, undertook its annual review of director independence on March 24, 2026. During this review, the Governance & Nominating Committee considered transactions and relationships between each director and the Company (either directly or as a partner, stockholder or officer of any organization that has a relationship with the Company), including (i) the relationship between the Company and OpenText Corporation, one of our technology service providers, for which Mr. Barrenechea previously served as Chief Executive Officer and Chief Technology Officer through August 2025; (ii) the relationship between the Company and PepsiCo, Inc., a global foodservice provider and one of our vendors, for which Ms. Fink serves as President, Global Foodservice; (iii) the relationship between the Company and Tanger Factory Outlets, Inc., a landlord for three of our store locations, for which Mr. Mathrani serves on the board of directors, as well as the relationship between the Company and KP IV Navy, LLC, a landlord for one location with a DICK’S store and three Foot Locker stores for which Mr. Mathrani serves as a consultant and limited partner with a nominal ownership interest in an affiliate of such company; (iv) joint charitable events organized by Mr. Fitzgerald or charitable organizations with which he has an affiliation and the Company; (v) the relationship between the Company and Tommy John, Inc., an apparel vendor, for which Mr. Chirico serves on the board of directors and holds a nominal ownership interest; and (vi) Mr. Colombo’s role as manager and voting member of the investment committee of the trustee of trusts that hold shares of our common stock and Class B common stock for the benefit of certain of Mr. Stack’s family members. As provided in the Corporate Governance Guidelines, the purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director or nominee for director is independent in accordance with independence requirements under our Corporate Governance Guidelines and as implemented by the NYSE. As a result of the review, the Board affirmatively determined that all non-employee directors are independent in accordance with the standards set forth in our Corporate Governance Guidelines and independence requirements implemented by the NYSE.

16	DICK’S SPORTING GOODS, INC.

CORPORATE GOVERNANCE
Board and Committee Structure
Board Leadership Structure
Our Corporate Governance Guidelines provide that the Board may elect its Chair and the Company’s Chief Executive Officer in the manner the Board considers in the best interests of the Company. Furthermore, these positions may be filled by one or two individuals. The Board maintains the flexibility to determine the leadership structure that serves the best interests of the Company and its stockholders and has not adopted a formal policy on separation of the Chair and Chief Executive Officer roles. Beginning in 2021, the roles of Board Chair and Chief Executive Officer of the Company were separated into two separate positions, with Mr. Stack serving as the Board’s Executive Chairman and Ms. Hobart serving as the Company’s President & Chief Executive Officer and Board member.
Our Corporate Governance Guidelines also provide that when the Board’s Chair is not an independent director, the Board will designate a presiding non-employee director, or Lead Director, position.
The Board believes that our current structure is in the best interests of the Company and its stockholders to allow for a successful transition of leadership, while providing strong independent oversight.
Lead Director Role and Responsibilities
The responsibilities of our Lead Director include:
▪Approving Board and Committee meeting schedules and agendas (in consultation with the non-management directors and Executive Chairman)
▪Recommending Committee composition, including chairs, to the Executive Chairman
▪Calling executive sessions of the non-management directors when necessary or appropriate
▪Presiding at all meetings at which the Executive Chairman is not present and, if appropriate, apprising the Executive Chairman of the issues considered
▪Serving as a liaison between the Executive Chairman and the non-management directors
▪Approving the retention of outside advisors and consultants
▪Engaging with major stockholders
▪Interviewing and providing recommendations on potential director candidates with the Executive Chairman and the Governance & Nominating Committee
▪Evaluating the performance of our Executive Chairman, Chief Executive Officer and the Board with the Governance & Nominating Committee during the Annual Assessment and Self-Assessments process, and as otherwise necessary
Lawrence J. Schorr, Lead Director (since 2012)
Mr. Schorr provides leadership and direction to the Company’s independent directors, presides over executive sessions of the Board, evaluates board assessments, and serves as a liaison between the Executive Chairman and the independent directors.
The Board believes that Mr. Schorr is well suited to continue to serve as Lead Director given his extensive operational and legal experience, as well as the specific insights into the Company that he has gained over the course of his service as a director.

2026 PROXY STATEMENT	17

CORPORATE GOVERNANCE
Board Committees
The Board has standing Audit, Compensation and Governance & Nominating Committees. Furthermore, the Board may from time to time establish additional committees for specific purposes. Each standing Committee operates under a written charter, all of which are reviewed, may be modified from time to time, and are available on the Investor Relations portion of our website at
http://investors.dicks.com.
Each member of our three standing committees meets the requirements for independence under the listing standards of the NYSE, regulations promulgated by the U.S. Securities and Exchange Commission (“SEC”) and the Company’s Corporate Governance Guidelines, as applicable.

Audit Committee	2025 Meetings: 9

Current Members: Mark J. Barrenechea* (Chair) Emanuel Chirico* Sandeep Mathrani* Desiree Ralls-Morrison * Audit Committee Financial Expert within the meaning of SEC regulations
Roles and Responsibilities:
Primary committee functions include:
▪Overseeing the integrity of the audit process, financial reporting and internal accounting controls of the Company
▪Overseeing the work of the Company’s financial management team, the Company’s internal auditors and any registered independent public accounting firm employed by the Company (including oversight of its independence and qualifications)
▪Overseeing management’s development of, and adherence to, a sound system of internal accounting and financial controls
▪Ensuring that internal auditors and outside auditors objectively assess the Company’s financial reporting, accounting practices and internal controls
▪Ensuring that an open avenue of communication exists between the Company’s outside auditors, internal auditors and the Board
▪Overseeing management’s development of, and adherence to, guidelines and procedures for risk management and compliance, including with respect to financial matters; legal and compliance matters; information technology; cybersecurity and data protection; and internal controls and disclosure related to corporate responsibility and sustainability matters

Governance & Nominating Committee	2025 Meetings: 4

Current Members: Anne Fink (Chair) William J. Colombo Robert W. Eddy Larry Fitzgerald, Jr. Lawrence J. Schorr Larry D. Stone
Roles and Responsibilities:
Primary committee functions include:
▪Providing oversight and guidance to the Board to ensure that the membership, structure, policies and processes of the Board and its committees facilitate the effective exercise of the Board’s role in our corporate governance
▪Reviewing and evaluating charters, policies and practices with respect to the size, composition and functions of the Board
▪Evaluating the qualifications of candidates for election as directors, and recommending such candidates to the full Board
▪Advising in connection with management and director succession planning
▪Overseeing annual self-evaluations by the Board, its committees and each of our Executive Chairman and President & Chief Executive Officer
▪Providing oversight, monitoring and assessing risks and strategies of our overall corporate responsibility and sustainability matters, including the establishment of, and progress towards, any related goals

18	DICK’S SPORTING GOODS, INC.

CORPORATE GOVERNANCE

Compensation Committee	2025 Meetings: 4

Current Members:
Larry D. Stone*
(Chair)
William J. Colombo
Robert W. Eddy*
Anne Fink
Larry Fitzgerald, Jr.
Lawrence J. Schorr

*Robert W. Eddy has been appointed to succeed Mr. Larry D. Stone as Chairperson of the Compensation Committee, effective upon Mr. Stone’s retirement on June 10, 2026, the date of the Company’s upcoming Annual Meeting of Stockholders.

Roles and Responsibilities:
Primary committee functions include:
▪Recommending an overall executive compensation program design for the Company
▪Discharging the Board’s responsibilities relating to compensation of the executive officers and directors of the Company
▪Monitoring and assessing risk with respect to the Company’s compensation policies, programs and practices
▪Reviewing officer compensation recommendations provided by our Executive Chairman, President & Chief Executive Officer, and Chief People, Purpose & Transformation Officer
▪Monitoring and serving as administrator of our Amended and Restated 2012 Stock and Incentive Plan, and approving annual grants of equity and performance-based awards under the plan to executive officers

Compensation Committee Interlocks and Insider Participation
The Compensation Committee currently consists of Messrs. Colombo, Eddy, Fitzgerald, Schorr, Stone, and Ms. Fink. None of Messrs. Eddy, Fitzgerald, Schorr, Stone or Ms. Fink has ever been an officer or employee of ours or any of our subsidiaries. Mr. Colombo served as an officer and employee of the Company in various roles from 1988 until 2011.
None of our executive officers serves or has served as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.
Meetings and Attendance
During fiscal 2025, the Board met 13 times. Each director attended at least 75% of the aggregate of all Board and applicable committee meetings during fiscal 2025, either in person or via videoconference.
The independent directors conduct regular executive sessions in addition to providing feedback during the course of Board and committee meetings.
The Board strongly encourages its members to attend the Annual Meeting. The Company currently expects that all of its directors will be present during the virtual 2026 Annual Meeting of Stockholders. All of the then-current members of the Board were in attendance at the 2025 Annual Meeting of Stockholders, which was held virtually.

2026 PROXY STATEMENT	19

CORPORATE GOVERNANCE
Director Development and Engagement
The Board has an orientation and onboarding program for new directors and provides continuing education opportunities for all directors.

New Director Orientation
The Company’s director orientation program for new directors (which is also available to current directors) is tailored to the needs of each new director, depending on his or her existing areas of expertise and experience. Materials provided to new directors include information on the Company’s vision and strategic direction, financial matters, principal operating businesses, corporate governance practices, Code of Business Conduct, and other key policies and practices. The onboarding process includes a series of one-on-one meetings with members of senior management and their staff for briefings. New directors are also invited to tour the Company’s lab store where it tests new presentations and showcases inventory for upcoming seasons.

Continuing Director Education
We provide each board member with a membership to the National Association of Corporate Directors (NACD) where directors may access education programs relevant to their needs or interests. We also cover the cost for any director who wishes to attend programs and seminars outside of their NACD membership on topics relevant to their service as directors. From time to time, members of management also present to the Board or its committees on new developments in areas relevant to the Company. Furthermore, CEOs and other executive leaders from companies with which we have strategic relationships are periodically invited to present to the Board to discuss their company, the industry and their relationship with the Company. We also periodically schedule and invite directors to visit Company stores, satellite offices and distribution centers so directors can better understand how we run our business.

Key Areas of Board Oversight
Strategic Oversight

The Board actively oversees the Company’s long-term business strategy to ensure that we are positioned to fulfill our mission to create an inclusive environment where all teammates can thrive, create and build leading brands that serve and inspire athletes, make a lasting impact on communities through sport and deliver stockholder value through growth and relentless improvement.
The Board continuously engages with management on a variety of topics, including as part of the Board and committee meetings. The Company’s independent directors also regularly hold executive sessions without management present to discuss strategy and related results. In 2025, the Board:

Held an annual two-day strategy session, which included presentations from, and engagement with, senior executives across the Company, and a presentation from one of the Company’s strategic partners in a key growth and innovation area for the Company

Engaged with senior management and emerging leaders of the Company on critical business matters relevant to the Company’s long-term strategy, including key strategic initiatives, material M&A, enterprise risk management, competitive and economic trends, technology updates, financial/capital decision making, succession planning and other growth opportunities
Attended the Sports Matter Night gala at the Company’s Customer Support Center, which included a spotlight on Sports Matter athletes, the power of youth sports and the importance of coaching

20	DICK’S SPORTING GOODS, INC.

CORPORATE GOVERNANCE
Risk Oversight

Board of Directors
▪Has responsibility for overall risk management oversight.
▪Reviews enterprise risk management at least annually with periodic updates on specific strategic (including competitive, vendor and M&A integration), economic, operational, financial (including reporting, accounting, credit, liquidity and tax), legal, compliance, regulatory, information security, compensation, human capital management, and reputational risks.

Audit Committee Key risks overseen:	Compensation Committee Key risks overseen:	Governance & Nominating Committee Key risks overseen:

▪Financial matters
▪Legal and compliance matters
▪Information security measures
▪Internal audit function
▪Enterprise risk matters (including risks related to finance; legal and compliance; information technology; cybersecurity and data protection; and controls and disclosure of corporate responsibility and sustainability matters)
	▪Structure of the Company’s compensation practices and philosophy	▪Overall governance structure ▪Management succession planning ▪Corporate responsibility and sustainability matters

Management

▪Company management identifies material risks the Company faces in a timely manner; implements strategies that are responsive to the Company’s risk profile and specific material risk exposure; evaluates risk and risk management with respect to business decision-making throughout the Company; and communicates relevant risk-related information to the Board or appropriate committee, to enable them to conduct appropriate risk management oversight.

Executive Risk & Compliance Committee (“ERCC”)
▪Provides oversight to the Company’s risk and compliance programs and reinforces Company efforts related to compliance with applicable laws and regulations.
▪Identifies compliance risks (including significant and emerging risks), assesses the adequacy of internal compliance programs, enforcement and remediation of issues, and seeks to ensure an ethical workplace.
▪Includes senior members of Company management, with representation from the DICK’S and Foot Locker businesses.
▪Material findings are reported to the Audit Committee.

Internal Audit
▪Provides independent, risk-based, reasonable objective assurance, advice, insight, and foresight designed to strengthen the Company’s ability to create, protect and sustain value and improve the Company’s operations.
▪Helps the Company accomplish its objectives by bringing a systematic, disciplined approach to evaluate and improve the effectiveness of risk management, controls, and governance processes.
▪Overseen by both the Audit Committee and Company management.

2026 PROXY STATEMENT	21

CORPORATE GOVERNANCE

Oversight of Sustainability
Our sustainability efforts are managed by a cross-functional team that shapes and drives sustainability strategy, tracks key performance indicators, addresses challenges, and manages progress towards sustainability initiatives. Management presents sustainability topics to our Board and its committees during the course of the year. The Governance & Nominating Committee serves as the primary committee assisting the Board in oversight of the Company’s sustainability work and strategy.

Oversight of Cybersecurity and Data Privacy
The privacy and security of athlete, teammate and Company data remains a Company-wide priority. The Board and specifically, the Audit Committee, work with senior management and the Company’s dedicated Cybersecurity and Privacy teams, with respect to oversight and management of cybersecurity and data privacy risks. With the September 2025 acquisition of Foot Locker, the Company temporarily operated under a dual-CISO structure, where the Company’s Chief Information Security Officer (“CISO”) and the former Foot Locker CISO were jointly responsible for overseeing cybersecurity and risk management during the period subsequent to the acquisition. The Company’s CISO took over responsibilities in March 2026. The Company’s Cybersecurity and Privacy teams, comprised of teammates from a variety of functions within the Company, work in close partnership with multiple internal constituencies to monitor, identify, review and discuss current and emerging data security and privacy matters across the Company and with third-parties while implementing, enabling and promulgating industry-accepted cybersecurity risk management and compliance frameworks and programming. The Company’s risk management and compliance framework incorporates processes and protocols to ensure sufficient visibility at the Board and Audit Committee level regarding ongoing preventative risk assessment, as well as flexible and efficient incident response and insurance coverages.

Oversight of Human Capital Management
Teammate Experience(1)
The Company’s management team is directly responsible for human capital management and reports to the Board regularly on teammate health and well-being. We strive to create an environment where all teammates can thrive. We believe our teammates’ dedication to creating a positive experience for our athletes is part of what drives our success as a company, and we are committed to creating a great place to work for our teammates.
▪We offer competitive wages and benefits, including comprehensive health and retirement benefits which typically include, but are not limited to, medical, dental, vision, disability and life insurance, flexible paid time off programs covering parental, caregiver and family leave, hybrid work arrangements, and a company-matched retirement savings 401(k) plan that vests immediately and is open for all teammates that meet eligibility criteria.
▪We are committed to ensuring the safety, health and well-being of our teammates through robust policies, procedures and training, including a comprehensive crisis management plan that allows us to respond immediately to critical incidents.
▪We provide support to our teammates to enable them to maintain and improve their professional and personal lives, which includes an employee assistance plan and an onsite health and fitness center, and a childcare facility at our corporate headquarters. We also provide opportunities for volunteerism and the Teammate Relief Fund to offer additional support to our teammates experiencing hardship.
▪We empower teammates to develop their careers and provide tools that are necessary for them to reach their personal and professional goals, including rotational development programs, various live and recorded training programs, as well as store manager onboarding programs.
▪We provide tuition reimbursement programs for all eligible teammates to pursue a job-related degree at an accredited college or university and we offer a part-time MBA program online in partnership with a local university.
▪We are committed to creating a workplace environment and culture that supports, celebrates and honors each individual and to promoting inclusion for all teammates.
(1)Because we are in the process of integrating Foot Locker, the Human Capital Management statements represent the DICK’S Business and do not include Foot Locker teammates.

22	DICK’S SPORTING GOODS, INC.

DIRECTOR COMPENSATION
Director Compensation Table—2025

NAME(1) (a)	FEES EARNED OR PAID IN CASH(2) ($) (b)	STOCK AWARDS(3) ($) (c)	OPTION AWARDS ($) (d)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($) (e)	NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($) (f)	ALL OTHER COMPENSATION ($) (g)	TOTAL ($) (h)
Mark J. Barrenechea	$160,000	$180,180	—	—	—	—	$340,180
Emanuel Chirico	$120,000	$180,180	—	—	—	—	$300,180
William J. Colombo	$120,000	$180,180	—	—	—	—	$300,180
Robert W. Eddy	$120,000	$180,180	—	—	—	—	$300,180
Anne Fink	$144,375	$180,180	—	—	—	—	$324,555
Larry Fitzgerald, Jr.	$120,000	$180,180	—	—	—	—	$300,180
Sandeep Mathrani	$120,000	$180,180	—	—	—	—	$300,180
Desiree Ralls-Morrison	$120,000	$180,180	—	—	—	—	$300,180
Lawrence J. Schorr	$160,000	$180,180	—	—	—	—	$340,180
Larry D. Stone	$152,500	$180,180	—	—	—	—	$332,680
(1)Edward W. Stack and Lauren R. Hobart are employees of the Company and do not receive any compensation in connection with their service on the Board. Mr. Stack’s and Ms. Hobart’s 2025 compensation is reported in the “Summary Compensation Table” and the other compensation tables in this proxy statement.
(2)Amounts reflect fees paid in calendar 2025.
(3)The values set forth in this column represent the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation — Stock Compensation (excluding the effect of forfeitures), of the restricted stock awards or restricted stock unit awards granted to each non-employee director on June 11, 2025. The grant date fair value of each award was computed based on the closing price of the Company’s common stock on June 11, 2025, which was $184.80 per share. The number of shares of unvested restricted stock or restricted stock units outstanding as of January 31, 2026 was 975 for each non-employee director.

2026 PROXY STATEMENT	23

DIRECTOR COMPENSATION
Understanding Our Director Compensation Table
In fiscal 2025, as shown below, each non-employee director received an annual cash retainer paid quarterly and a grant of restricted stock. These restricted stock grants, issued following the Annual Meeting of Stockholders to those members who were re-elected, vest on the sooner to occur of the first anniversary of the date of grant or the next Annual Meeting of Stockholders. Non-employee directors also receive additional cash retainers based on their committee memberships and status as the Lead Director.

+

$100,000 Annual Retainer
$180,000 Annual Grant or Appointment Grant of Restricted Stock
Non-employee directors are reimbursed for expenses incurred by them in connection with the performance of their duties, including attending Board and committee meetings and continuing education, are eligible to participate in the Company’s employee discount program, and may receive nominal holiday gifts and product samples from time to time.
For 2026, the Audit Committee member retainer will be $30,000 and the Lead Director retainer will be $50,000. The remaining retainer fees will be unchanged.
Director Equity Compensation
▪Equity makes up a meaningful portion of the directors’ overall compensation mix, which provides alignment of interests between directors and our stockholders.
▪Because all directors are elected for one-year terms, the equity vesting period is one (1) year.
▪To further align director and stockholder interests, we also maintain director stock ownership guidelines equal to five times (5x) the value of the annual cash retainer.
▪As of the record date for the 2026 Annual Meeting, all directors were in compliance with the stock ownership requirement.
Non-Employee Director Compensation Deferral Plan
The Board adopted a Non-Employee Director Compensation Deferral Plan in March 2023 (“Director Deferred Compensation Plan”) under which our non-employee directors may defer all or a portion of their annual or appointment equity award until the earlier of or later to occur of (1) a future date specified by the director or (2) the date the director ceases to serve as a member of the Board. Directors must make any deferral election on or before December 31 of the year preceding the grant of the annual equity award or, in the case of equity awards granted in the year of the plan’s adoption or appointment grants made to a newly-elected director, within thirty (30) days of the date the director becomes eligible to participate in the Director Deferred Compensation Plan. When a non-employee director elects to defer all or portion of an equity award pursuant to the Director Deferred Compensation Plan, the portion of the award being deferred is awarded as restricted stock units with the same vesting provisions as the corresponding restricted stock awards, with the settlement of such units deferred pursuant to the terms of the Director Deferred Compensation Plan and the deferral elections of the non-employee director.

24	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION

ITEM 2:	The Board unanimously recommends a vote “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement.

Non-Binding Advisory Vote to Approve Compensation of Named Executive Officers
As we have done each year since our 2011 Annual Meeting of Stockholders, and as required by Section 14A of the Exchange Act, we provide our stockholders with the opportunity to vote to approve, on a non-binding and advisory basis, the compensation of our named executive officers, which is currently undertaken on an annual basis. Since the vote on this compensation program is advisory in nature, it will not affect any compensation already awarded to any named executive officer and will not be binding on or overrule any decisions made by the Compensation Committee or the Board. The vote on this resolution is not intended to address any specific element of compensation. Rather, this vote relates to the compensation of our named executive officers as a whole, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

As discussed within “Compensation Discussion and Analysis,” our compensation program, overseen by our Compensation Committee, is designed to align executive pay with Company performance.
The Compensation Committee and the Board will consider the results of this advisory vote when formulating future executive compensation policy. The results of this vote will serve as an additional tool to guide the Compensation Committee and the Board in aligning the Company’s executive compensation program with the interests of the Company and its stockholders. The results of this vote will also guide the Compensation Committee and the Board to ensure that our executive compensation program is consistent with our commitment to high standards of corporate governance. With respect to the prior year’s vote undertaken at the 2025 Annual Meeting, the Company received more than 98% approval of votes cast with respect to the compensation of our NEOs as disclosed in the Company’s proxy statement for the 2025 Annual Meeting.
We ask our stockholders to vote on the following resolution at the 2026 Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on a non-binding, advisory basis the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosure.”

2026 PROXY STATEMENT	25

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Named Executive Officers
Our named executive officers (“NEOs”) for fiscal 2025 are as follows:

Edward W. Stack Executive Chairman	Lauren R. Hobart President & Chief Executive Officer	Navdeep Gupta Executive Vice President — Chief Financial Officer	Raymond A. Sliva Executive Vice President — Stores	Vlad Rak Executive Vice President — Chief Technology Officer

This CD&A is organized into the following sections:

Named Executive Officers	26	Compensation Paid to our Named Executive Officers in 2025	30
Compensation Philosophy and Practices	27	Summary of 2026 Compensation Decisions	36
2025 Executive Compensation Plan Design	28	Compensation-Setting Process	38
		Additional Compensation Practices	40

Consideration of 2025 Say-On-Pay Vote
We held an advisory vote at the 2025 Annual Meeting of Stockholders where we asked our stockholders to approve, on a non-binding advisory basis, the compensation paid to our named executive officers in 2024. The Company received more than 98% approval of the votes cast with respect to the compensation of our named executive officers as disclosed in the Company’s proxy statement for the 2025 Annual Meeting.
Due to the ten-to-one voting power held by holders of the Class B common stock, the Compensation Committee also considered the voting results solely from the holders of the Company’s common stock. The Committee takes into account the stockholder support received, among other factors, in establishing the Company’s compensation policies and programs and annually reviewing the same for refinements or modifications.

26	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
Compensation Philosophy and Practices
Our Compensation Philosophy
To achieve the mission and purpose of DICK’S Sporting Goods, we must have an executive management team committed to maintaining our position as a leading omni-channel sporting goods retailer in a highly competitive, consumer-driven marketplace. Our executive compensation philosophy centers on providing meaningful compensation that serves to attract and retain key talent, while incentivizing executives to achieve the Company’s strategic goals. Our program is guided by the following principles:

Compensation is Linked to Performance
A substantial portion of our executive compensation is performance-based, with payout dependent on the achievement of financial, operational, and strategic goals established at the beginning of the performance period.

Compensation is Competitive	Pay is generally set at the market median, but we are willing to compensate above market median for leaders with critical skills that will help us achieve outstanding performance.

Compensation Spans Multiple Time Frames	Our use of multiple performance and vesting periods is designed to drive performance over both the short and long-term, and allows for a balanced distribution of compensation to our NEOs.

Compensation Framework Fosters Sustainable Growth and Value Creation
Our compensation program encourages our NEOs to grow the Company in a disciplined, focused manner with a view toward long-term success. The program aligns the interest of executives with those of stockholders, while avoiding unnecessary risk-taking.

Our Compensation Practices
We strive to align our executive compensation program with the interests of the Company and our stockholders. Our pay practices are designed to promote balanced risk-taking and mitigate undue risks, while encouraging strategic decision-making.

Pay Practices We Utilize

  Pay is linked to performance
  Threshold gate is utilized in incentive plans so payouts are not made if key incentive goals are not met
  Incentive plan payouts are capped to avoid excessive payouts
  Performance metrics are aligned with Company strategy
Dividends on unvested restricted stock are forfeited if vesting conditions are not met Stock ownership guidelines align interests of executives and stockholders Perquisites are limited

Pay Practices We Avoid

No change-in-control or excessive severance agreements No tax gross-ups other than for relocation benefits and certain reportable personal security services	No repricing underwater stock options No short-sales, hedging or other monetization transactions; pledging transactions are strongly discouraged

2026 PROXY STATEMENT	27

EXECUTIVE COMPENSATION
2025 Executive Compensation Plan Design
Compensation Elements and Pay Mix
A considerable portion of the compensation payable to our NEOs is incentive-based. The following chart illustrates the allocation of our various pay components for fiscal 2025 and highlights the elements that are incentive-based. Each NEO’s target pay was used to calculate the pay allocations below. Since long-term incentive program awards are generally only granted every two to three years, each NEO’s target long-term incentive program award has been annualized for comparative purposes.
EXECUTIVE CHAIRMAN
PRESIDENT & CEO
OTHER NEOs (AVERAGED)

Base Salary	Short-Term Incentive Program	Performance Unit Award

Restricted Stock Award	Long-Term Incentive Program (annualized)

ELEMENT	DESCRIPTION	PURPOSE

Base Salary	▪Fixed, cash-based compensation	▪Provides reasonable, yet market-competitive base pay that is reflective of the executive's role, responsibilities, and performance

Short-Term Incentive Program (STIP)	▪Cash-based annual incentive plan with variable payout tied to Company financial performance	▪Incentivizes and rewards executives for performance against financial goals aligned with our annual operating plan

Performance Unit Awards (PSUs)
▪Stock-based award with variable payout tied to Company financial performance measured over a 1-year performance period. Payout can range from 0% to 200% of target, and achieved shares cliff vest on the 3rd anniversary of grant
▪Incentivizes and rewards executives for the achievement of financial goals, while encouraging retention through an extended vesting period

Restricted Stock Awards (RSAs)	▪Stock-based award that cliff vests on the 3rd anniversary of grant	▪Rewards executives for increases in stockholder value through our stock price and incentivizes retention to maintain the continuity of our leadership

Long-Term Incentive Program (LTIP)
▪Stock-based award with variable payout tied to Company financial performance measured over a 2-year performance period. Awards are typically granted consecutively every 2 to 3 years, with a new award granted upon the vesting of the last LTIP award. Payout can range from 0% to 200% of target
▪Promotes focus on long-term goals imperative for our success and encourages retention

28	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
Incentive Plan Performance Metrics and Goals
Performance Metrics Overview
In accordance with the terms of the Amended and Restated 2012 Stock and Incentive Plan (the “2012 Plan”), the performance metrics in our incentive plans can be adjusted to exclude certain items as pre-approved by the Compensation Committee. The following table provides details on how these metrics were calculated to determine the payouts under the 2025 STIP and 2025 Annual PSU.
The performance metrics utilized in our 2025 incentive plans are key financial measures directly linked to the health of our business. By integrating these metrics into our incentive plans, we intend to motivate NEOs to make strategic decisions that enhance profitability, foster growth, and generate value for our stockholders.
We believe it is important to incentivize performance across multiple timeframes. Our incentive plans incorporate key metrics with performance periods of varying lengths, which enables us to maintain focus on these metrics over the short-term and long-term. The charts below show the performance metrics and their respective weightings in each of our active performance plans for our NEOs in 2025:
STIP
ANNUAL PSUs
2025 LTIP

METRIC	HOW IT’S CALCULATED
Adjusted Non-GAAP EBT
For fiscal 2025, Non-GAAP EBT as reported in Appendix A was further adjusted to account for the effect of changes in tax law or foreign trade law (including certain impacts of tariffs), unbudgeted interest and fees related to financing activities, and other nonrecurring legal and business development costs, operating results of acquired companies and asset write-downs. For purposes of calculating 2025 LTIP results, EBT will be measured over both 2025 and 2026.

Adjusted Net Sales	A portion of achievement for the 2025 Annual PSUs was determined by Adjusted Net Sales results. For purposes of calculating 2025 LTIP results, Sales will be measured over both 2025 and 2026.

External Merchandise Margin
A portion of 2025 LTIP achievement will be measured based on a new metric: External Merchandise Margin. For purposes of calculating 2025 LTIP results, External Merchandise Margin will be measured over both 2025 and 2026 based on consolidated merchandise margin, which includes margin support received from vendors.

eCommerce Comp Sales Growth
A portion of 2025 LTIP achievement will be measured based on another new metric: eCommerce Comp Sales Growth. This has recently been an area of greater company focus, given the current competitive landscape. Performance will be measured over both 2025 and 2026.

STIP Performance Period: 1 Year	By linking STIP to Adjusted Non-GAAP EBT, NEOs are incentivized to focus on the company's bottom line and make decisions that positively impact financial performance.

Annual PSUs Performance Period: 1 Year	The equal weighting of Adjusted Non-GAAP EBT and Adjusted Net Sales is aligned with our focus on achieving top-line sales results while still managing expense. By linking the annual PSU plan to both metrics, NEOs are rewarded for taking a balanced approach towards growth and profitability.

LTIP Performance Period: 2 Years
Adjusted Non-GAAP EBT, Adjusted Net Sales, External Merchandise Margin and eCommerce Comp Sales Growth are measured over a longer time frame under this plan, encouraging long-term focus on these key metrics.

2026 PROXY STATEMENT	29

EXECUTIVE COMPENSATION
Performance Goals Overview
Once the performance metrics for each incentive plan were determined, the Compensation Committee and management established the threshold, target, and maximum performance goals for each plan. The following design elements were incorporated into our plans:
▪To ensure payouts are linked to meaningful results, a gate was set at threshold-level Adjusted Non-GAAP EBT performance for all incentive awards, so no payout will occur unless threshold-level Adjusted Non-GAAP EBT performance is achieved.
▪To avoid excessive payouts, maximum payout under incentive awards is capped.
▪If the threshold-level Adjusted Non-GAAP EBT goal is met, payout occurs up to the maximum allowed under the specific plan. If results fall between the threshold and target goals or between target and maximum goals, the Company uses interpolation to calculate the specific payout for each NEO.
Compensation Paid to our Named Executive Officers in 2025
Base Salary
Each year in March, the Compensation Committee sets base salaries for NEOs after examining market data from peers in the retail industry provided by Willis Towers Watson, our independent executive compensation advisor. When making base salary decisions, the Compensation Committee considers current base salary compared to market data, as well as the NEO’s role, responsibilities, and performance.
In 2025, base salary increases were approved for all NEOs to provide better alignment with market pay. The table below shows the base salary for each NEO for 2025, as well as the percent change over 2024.

NAME	POSITION DURING 2025	2024 SALARY	2025 SALARY	% CHANGE
Edward W. Stack	Executive Chairman	$1,250,000	$1,400,000	12.0%
Lauren R. Hobart	President & Chief Executive Officer	$1,350,000	$1,400,000	3.7%
Navdeep Gupta	Executive Vice President — Chief Financial Officer	$750,000	$825,000	10.0%
Raymond A. Sliva	Executive Vice President — Stores	$695,000	$750,000	7.9%
Vlad Rak	Executive Vice President — Chief Technology Officer	$695,000	$725,000	4.3%
Short-Term Incentive Program (STIP)
Overview
The STIP is our annual, cash-based incentive award program designed to incentivize and reward NEOs upon the achievement of Company financial goals. Consistent with historical practice, the performance metric selected for the 2025 STIP was Adjusted Non-GAAP earnings before taxes (“Adjusted Non-GAAP EBT”).
2025 STIP Award Opportunities
The table below depicts the potential STIP payouts for NEOs at different performance levels, expressed as a percentage of their earned base salaries during the fiscal year, referred to as Eligible Earnings. This design ensures that STIP rewards are both performance-driven and proportionate to each executive's role within the organization.

		THRESHOLD	TARGET	MAXIMUM
NAME	POSITION DURING 2025	(AS A % OF ELIGIBLE EARNINGS)
Edward W. Stack	Executive Chairman	90%	210%	400%
Lauren R. Hobart	President & Chief Executive Officer	87.5%	175%	350%
Navdeep Gupta	Executive Vice President — Chief Financial Officer	100%	125%	250%
Raymond A. Sliva	Executive Vice President — Stores	80%	100%	200%
Vlad Rak	Executive Vice President — Chief Technology Officer	80%	100%	200%

30	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
2025 STIP Performance Goals and Results
The 2025 actual Adjusted Non-GAAP EBT achieved resulted in a payout at 100% of target. Achievement and the predetermined goal levels were as follows:

		TARGET RANGE
2025 PERFORMANCE GOAL	THRESHOLD	LOW	HIGH	MAXIMUM

Adjusted Non-GAAP EBT* (millions)

Payout Opportunity (as % of Target)	80%	100%	100%	200%

*    See Appendix A for GAAP to non-GAAP reconciliations.
Adjusted Non-GAAP EBT results exclude certain items as pre-approved by the Compensation Committee in accordance with the 2012 Plan. Additional discussion on the 2025 STIP metric, performance goals, and payout calculation can be found in the “Incentive Plan Performance Metrics and Goals” section.
2025 STIP Payouts
Each executive’s STIP payout is calculated by applying the following formula:

Eligible Earnings	X	Target Payment (% of Eligible Earnings)	X	% Attainment	=	Actual STIP Payout

(1)Eligible earnings reflects base salary earned by the executive during the fiscal year.
The 2025 STIP payments for our NEOs are illustrated in the table below.

NAME	ELIGIBLE EARNINGS	TARGET PAYMENT (% OF ELIGIBLE EARNINGS)	ATTAINMENT (%)	ACTUAL STIP PAYOUT
Edward W. Stack	$1,379,808	210.0%	100.0%	$2,897,597
Lauren R. Hobart	$1,393,269	175.0%	100.0%	$2,438,221
Navdeep Gupta (1)	$814,904	125.0%	100.0%	$968,149
Raymond A. Sliva (1)	$742,631	100.0%	100.0%	$719,232
Vlad Rak (1)	$720,995	100.0%	100.0%	$697,598
(1)Mr. Gupta, Mr. Sliva, and Mr. Rak’s target STIP award opportunities were increased from 75% during the year.
Equity Incentive Awards
Overview
Equity compensation is a key element of our total executive compensation program, as it is used to drive behaviors that promote long-term growth and financial success of the Company, align executive and stockholder interests, maintain continuity of executive talent, and create a connection between individual pay and the long-term performance of the Company.
We grant equity compensation in multiple forms to incentivize the achievement of short-, medium- and long-term goals, and provide value over different time horizons. In addition, special grants of equity awards may be authorized by the Compensation Committee for, among other things, new hires and promotions, exceptional performance or retention purposes.
The following sections detail our equity awards that are granted annually and our long-term incentive award (LTIP) that is typically granted every 2-3 years.

2026 PROXY STATEMENT	31

EXECUTIVE COMPENSATION
Annual Equity Awards
In March 2025, the Compensation Committee approved the grant of annual equity awards in two forms, Performance Units (PSUs) and Restricted Stock Awards (RSAs). The 2025 annual equity awards were weighted using a 50% / 50% split between RSAs and PSUs for all NEOs.
ALL NEOs

Designed to incentivize and reward executives for the achievement of financial goals, while encouraging retention through an extended vesting period.	Performance Period & Vesting Schedule:	Performance Metrics:

▪One-year performance period followed by a two-year time-based vesting requirement. Award 100% cliff vests on the third anniversary of the grant date, assuming minimum performance goals are achieved and NEO remains continuously employed through the end of the vesting period.
Adjusted Non-GAAP EBT
Adjusted Net Sales

Designed to reward executives for increases in stockholder value through our stock price, as well as maintain the continuity of our leadership.	Vesting Schedule: ▪Award 100% cliff vests on the third anniversary of the grant date, assuming NEO remains continuously employed through the end of the vesting period.

32	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
2025 Annual Equity Granted
The amount of annual equity awarded to each NEO takes into consideration Company and individual performance, an NEO’s ability to grow and add long-term value, benchmarking information provided by management’s compensation consultant, as well as other factors such as share usage and stockholder dilution. The Compensation Committee can grant annual equity awards to each NEO between 0% to 300% of an officer’s target value, dependent on the factors mentioned above.
The table below shows each NEO’s target award value, as well as the actual value of equity awarded to the NEO at the time of grant.

NAME	TARGET AWARD VALUE	RSA GRANT DATE VALUE	PSU GRANT DATE VALUE	TOTAL AWARD GRANT DATE VALUE(1)
Edward W. Stack	$15,000,000	$7,500,164	$7,500,164	$15,000,327
Lauren R. Hobart	$7,500,000	$3,750,082	$3,750,082	$7,500,164
Navdeep Gupta	$1,500,000	$750,053	$750,053	$1,500,107
Raymond A. Sliva	$1,000,000	$750,053	$750,053	$1,500,107
Vlad Rak	$1,000,000	$625,014	$625,014	$1,250,027
(1)Fractional shares are rounded up when determining the grant date value of an award.
2025 PSU Performance Goals and Results
The performance metrics selected for the 2025 PSU award were Adjusted Non-GAAP EBT and Adjusted Net Sales. The Company’s Adjusted Non-GAAP EBT for 2025 fell just below the high range of target, and Adjusted Net Sales results fell between the high range of target and maximum, as shown below:

2025 PERFORMANCE GOALS	WEIGHT		TARGET RANGE		MAXIMUM
		THRESHOLD	LOW	HIGH

Adjusted Non-GAAP EBT* (millions)	50%

Adjusted Net Sales (millions)	50%

Payout Opportunity (as % of Target)		50%	100%	100%	200%

*    See Appendix A for GAAP to non-GAAP reconciliations.
Adjusted Net Sales and Adjusted Non-GAAP EBT results exclude certain items as pre-approved by the Compensation Committee in accordance with the 2012 Plan. Additional discussion on the 2025 PSU metrics, performance goals, and payout calculation can be found in the “Incentive Plan Performance Metrics and Goals” section.
Aggregate achievement under the 2025 PSU award was 106.2% of target. The actual number of performance units earned by NEOs is determined by the following formula:

Target # of Units	X	% Attainment	=	Actual # of Units Earned

2026 PROXY STATEMENT	33

EXECUTIVE COMPENSATION
The actual number of units earned by our NEOs under the 2025 PSU award is illustrated in the table below. These units will vest, and the underlying shares will be issued, on the third anniversary of the grant date, April 3, 2028.

NAME	GRANT DATE VALUE	TARGET # OF UNITS	% ATTAINMENT	ACTUAL UNITS EARNED
Edward W. Stack	$7,500,164	40,548	106.2%	43,062
Lauren R. Hobart	$3,750,082	20,274	106.2%	21,531
Navdeep Gupta	$750,053	4,055	106.2%	4,306
Raymond A. Sliva	$750,053	4,055	106.2%	4,306
Vlad Rak	$625,014	3,379	106.2%	3,588
Long-Term Incentive Program (LTIP) Award
In addition to annual equity awards, the Company grants a long-term incentive award in the form of PSUs, generally every two to three years under our LTIP. LTIP awards are designed to align executive performance with the Company’s long-term strategy. LTIP awards have historically been granted consecutively, with a new award granted upon the vesting of the last LTIP award, and the Company anticipates granting LTIP awards on this cadence moving forward as a regular component of its compensation program.
The performance period for the 2025 LTIP Award is based on cumulative performance across fiscal years 2025 and 2026, with achieved shares, if any, vesting on April 3, 2028.
2025 LTIP Award Overview
PERFORMANCE METRICS:

Adjusted Non-GAAP EBT
Adjusted Net Sales
External Merchandise Margin
eCommerce Comp Sales Growth
Performance Period & Vesting Schedule:
▪Two-year performance period, with 100% cliff vesting on the third anniversary of grant date.

34	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
The actual number of 2025 LTIP performance units earned by NEOs will be determined by the following formula:

Target # of Units	X	% Attainment	=	Actual # of Units Earned

The performance metrics selected for the 2025 LTIP were Adjusted Non-GAAP EBT, Adjusted Net Sales, eCommerce Comp Sales Growth and External Merchandise Margin. The Adjusted Non-GAAP EBT and Adjusted Net Sales metrics were selected to ensure continued, long-term focus on sales growth and expense management. eCommerce Comp Sales Growth and External Merchandise Margin were selected based on their alignment with our long-term strategies.
While the specific 2025 LTIP performance goals are confidential, after reviewing the Company’s historical performance and consideration of the Company’s business plan, the Compensation Committee considers the 2025 LTIP Performance Criteria to be challenging but attainable. For an executive officer to earn and receive the 2025 LTIP Award, the executive officer must remain an employee of the Company until the end of the 2025 LTIP vesting period, April 3, 2028, except in certain specified circumstances set forth in the award agreement.
Threshold-level Adjusted Non-GAAP EBT must be achieved for any units to be earned under the 2025 LTIP award. If the threshold-level Adjusted Non-GAAP EBT goal is met, vesting will occur based on the level of performance achieved, up to 200% of the NEO’s target value. The Company uses interpolation to calculate the specific amount of the payout for each NEO when results fall between the threshold and target goals and between target and maximum goals. The target value of the 2025 LTIP award granted to each NEO is listed below:

NAME	GRANT DATE VALUE (1)	TARGET # OF UNITS
Edward W. Stack	$5,000,109	27,032
Lauren R. Hobart	$3,500,002	18,922
Navdeep Gupta	$1,500,107	8,110
Raymond A. Sliva	$1,250,027	6,758
Vlad Rak	$1,250,027	6,758
(1)Fractional shares are rounded up when determining the grant date value of an award
Voting Rights and Dividends
Holders of unvested restricted stock are entitled to vote the underlying shares, but holders of performance unit awards are not entitled to vote the underlying shares until the performance units are converted to shares upon vesting. Holders of restricted stock and performance units receive dividend rights, which accrue and are delivered on the vesting date only if the holder remains employed by the Company.

2026 PROXY STATEMENT	35

EXECUTIVE COMPENSATION
Summary of 2026 Compensation Decisions
During the routine annual compensation-setting process undertaken at the March 2026 Compensation Committee meeting, certain incentive structure changes were approved for our NEOs, as outlined below. These adjustments are intended to provide better alignment with benchmarking and a more defined progression for our executives. The compensation changes for our NEOs for fiscal 2026 are highlighted below.
Base Salary
The 2026 salary for each NEO, as well as the percent change over 2025, is illustrated in the chart below.

NAME	TITLE	2025 SALARY	2026 SALARY	% CHANGE
Edward W. Stack (1)	Executive Chairman	$1,400,000	$1,800,000	28.6%
Lauren R. Hobart	President & Chief Executive Officer	$1,400,000	$1,500,000	7.1%
Navdeep Gupta (1)	Executive Vice President — Chief Financial Officer	$825,000	$1,000,000	21.2%
Raymond A. Sliva	Executive Vice President — Stores	$750,000	$825,000	10.0%
Vlad Rak	Executive Vice President — Chief Technology Officer	$725,000	$800,000	10.3%
(1)Benchmarking indicated that Mr. Stack’s and Mr. Gupta’s base salaries were below market, so both received larger increases to provide better alignment with market pay.
STIP Award Opportunities
The table below depicts the potential STIP payouts for NEOs if 2026 target performance is achieved, expressed as a percentage of each NEO’s Eligible Earnings. The target payout percentages for Mr. Stack and Ms. Hobart were increased from the 2025 levels in connection with the 2026 NEO incentive structure changes described in the introduction.

NAME	TITLE	TARGET (AS A % OF ELIGIBLE EARNINGS) (1)
Edward W. Stack (2)	Executive Chairman	220%
Lauren R. Hobart (2)	President & Chief Executive Officer	200%
Navdeep Gupta	Executive Vice President — Chief Financial Officer	125%
Raymond A. Sliva	Executive Vice President — Stores	100%
Vlad Rak	Executive Vice President — Chief Technology Officer	100%
(1)Eligible earnings is equal to base salary earned by the executive during the fiscal year.
(2)Mr. Stack’s target STIP award opportunities were increased from 210% to 220%, and Ms. Hobart’s target STIP award opportunities were increased from 175% to 200%.

36	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
Annual Equity Award
Consistent with the 2025 annual equity awards, the 2026 awards for all NEOs were granted in the form of Performance Units (PSUs) and Restricted Stock Awards (RSAs).
In addition, the target award values for Mr. Stack and Ms. Hobart were increased in connection with the 2026 NEO incentive structure changes described in the introduction.
The Compensation Committee can grant annual equity awards to each NEO between 0% to 300% of an officer’s target value, dependent on a variety of factors such as Company and individual performance, an NEO’s ability to grow and add long-term value, benchmarking information provided by management’s compensation consultant, share usage, and stockholder dilution. The table below shows the target award value and the actual award value approved for each NEO pursuant to the Company’s annual equity grant in 2026.

NAME	AGGREGATE TARGET AWARD VALUE(1)	ACTUAL AWARD VALUE(2)
Edward W. Stack (3)	$17,500,000	$17,500,256
Lauren R. Hobart (3)	$8,000,000	$8,000,194
Navdeep Gupta	$1,500,000	$1,875,315
Raymond A. Sliva	$1,000,000	$1,250,210
Vlad Rak	$1,000,000	$1,250,210
(1)Annual equity award was split evenly between restricted stock and performance units.
(2)Fractional shares are rounded up when determining the grant date value of an award.
(3)Mr. Stack’s aggregate target value was increased from his previous target of $15,000,000; Ms. Hobart’s aggregate target value was increased from her previous target of $7,500,000.
2025 LTIP Award Amounts
LTIP awards were granted to each of the NEOs in 2025, as disclosed above. For Messrs. Gupta, Sliva and Rak the original target value has not changed. The 2026 incentive structure changes for Mr. Stack and Ms. Hobart included increases to their 2025 LTIP targets. Additional prorated LTIP award shares were granted to each of these executive officers in April 2026, in connection with their LTIP target increases, as follows.
The 2025 LTIP Award is based on cumulative performance across fiscal years 2025 and 2026. For an executive officer to earn and receive the 2025 LTIP Award, the executive officer must remain an employee of the Company until the end of the 2025 LTIP vesting period, April 3, 2028, except in certain specified circumstances set forth in the award agreement.
Threshold-level Adjusted Non-GAAP EBT must be achieved for any units to be earned under the 2025 LTIP award. If the threshold-level Adjusted Non-GAAP EBT goal is met, vesting will occur based on the level of performance achieved, up to 200% of the NEO’s target value. The Company uses interpolation to calculate the specific amount of the payout for each NEO when results fall between the threshold and target goals and between target and maximum goals.

NAME	TARGET AWARD VALUE
Edward W. Stack (1)	$17,500,000
Lauren R. Hobart (2)	$7,000,000
Navdeep Gupta	$1,500,000
Raymond A. Sliva	$1,250,000
Vlad Rak	$1,250,000
(1)Mr. Stack’s 2025 LTIP target increased from $5,000,000 to $17,500,000 in March 2026.
(2)Ms. Hobart’s 2025 LTIP target increased from $3,500,000 to $7,000,000 in March 2026.

2026 PROXY STATEMENT	37

EXECUTIVE COMPENSATION
Compensation-Setting Process
We utilize a combination of objective data along with the Company’s business needs in the compensation decision-making process, and we strive to ensure that our programs are complementary, balance risk, and support both the short- and long-term objectives of the Company.
Roles and Responsibilities

Board
▪Upon the recommendation of the Compensation Committee, considers and finalizes all aspects of the compensation of the Executive Chairman and President & CEO in an executive session of independent directors.

Compensation Committee Comprised entirely of “Non-Employee Directors” for purposes of Rule 16b-3 under the Exchange Act
In the compensation-decision making process for our Executive Chairman and President & CEO
▪Reviews benchmarking data, the Company’s historical performance against performance targets for incentive compensation awards, the Company’s overall financial performance and our Executive Chairman’s and President & CEO’s overall performance. The Compensation Committee may also discuss these matters directly with our Executive Chairman and President & CEO.
▪Recommends to the Board compensation levels and performance targets under our STIP, annual equity incentive awards and LTIP for our Executive Chairman and President & CEO, and also determines whether and to what extent pre-established performance targets have been met.
▪Recommends to the Board all components of our Executive Chairman’s and President & CEO’s compensation, including base salary, STIP, annual equity awards and LTIP.
In the compensation-decision making process for our other Named Executive Officers
▪Responsible for approving all components of executive compensation as well as for approving performance targets for our STIP, annual equity awards and LTIP, and determining whether and to what extent any pre-established performance targets have been met.
▪Reviews and approves all new and revised executive compensation programs.

Chief People, Purpose & Transformation Officer
In the compensation-decision making process for our Executive Chairman and President & CEO
▪Works with management’s compensation consultant to develop and review benchmarking information.
In the compensation-decision making process for our other Named Executive Officers
▪Works with our Executive Chairman and President & CEO to develop recommendations for all components of the officer’s compensation, including recommending compensation levels and performance targets under our STIP, annual equity awards, and LTIP.
▪Reviews the recommendations with the Compensation Committee.

Executive Chairman and President & CEO
In the compensation-decision making process for our other Named Executive Officers
▪Work with our Chief People, Purpose & Transformation Officer to develop recommendations for all components of an officer’s compensation, including recommending compensation levels and performance targets under our STIP, annual equity awards, and LTIP.
▪Make recommendations regarding the compensation of our Chief People, Purpose & Transformation Officer.
▪Review the recommendations with the Compensation Committee.

Management’s Compensation Consultant
▪Provides market data, benchmarking research, survey information, peer group advice, and other research relating to executive compensation.
▪Works directly with our human resources team, including our Chief People, Purpose & Transformation Officer.

38	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
Management’s Compensation Consultant
In 2025, management retained Willis Towers Watson as its compensation consultant. All research for executive compensation conducted by Willis Towers Watson is provided to the Compensation Committee directly by management. The Compensation Committee may work with its own compensation consultant as it deems necessary but generally believes that it is preferable to coordinate with management in working with a consultant to ensure seamless administration of our compensation program.
In fiscal 2025, the aggregate fees paid to Willis Towers Watson for their services in assisting with the determination and recommendation as to the form and amount of director and executive compensation were $137,250, and the aggregate fees for additional services provided to the Company by Willis Towers Watson or its subsidiaries, including claims management and pension-related services, were $901,888. The Compensation Committee evaluated the independence of Willis Towers Watson under applicable NYSE rules, including the services provided and the associated fees paid, and has concluded that Willis Towers Watson was independent and that its engagement did not present any conflicts of interest.
Competitive Market Positioning
Company management engaged Willis Towers Watson to review, analyze and make recommendations with respect to our named executive officer compensation, both as to individual components as well as the comprehensive package. Each pay component utilized by the Company in 2025 was analyzed using publicly available compensation data for peer group companies and broader industry compensation survey data provided by Willis Towers Watson.
As part of its engagement in 2025, Willis Towers Watson conducted a review of the direct compensation components paid to our named executive officers against a specific benchmark retail group, with a focus on base pay, annual performance incentive pay and stock-based compensation. This benchmark retail group, consisting of 17 companies (referred to as the “Retail Peer Group”), was selected based on the following attributes:
▪publicly-held retailers, with an emphasis on specialty retailers;
▪retailers with annual revenues between approximately one-half and two and one-half times the Company’s annual revenue; and
▪retailers with a similar overall business model and/or with which we compete for executive talent.
The Compensation Committee may also include retailers that narrowly miss the quantitative screening criteria but are otherwise strong candidates for inclusion. The Retail Peer Group is reviewed, updated, and approved annually by the Compensation Committee and may change periodically based on each component retailer’s continued satisfaction of our selected attributes, as well as the overall competitive environment for executive talent.
The Retail Peer Group for 2025 compensation recommendations was comprised of the following companies:

Peer Group Companies

Academy Sports & Outdoors, Inc.	Foot Locker, Inc.*	Starbucks Corporation	VF Corporation

AutoZone, Inc.	lululemon athletica, inc.	The Gap, Inc.	Williams-Sonoma, Inc.

Best Buy Co., Inc.	NIKE, Inc.	The TJX Companies, Inc.

BJ’s Wholesale Club Holdings, Inc.	Ralph Lauren Corporation	Tractor Supply Company

CarMax, Inc.	Ross Stores, Inc.	Ulta Beauty Inc.

*    Foot Locker, Inc, was removed from the Retail Peer Group in September 2025 and will not be included in the peer group for future periods.

2026 PROXY STATEMENT	39

EXECUTIVE COMPENSATION
Additional Compensation Practices
Stock Ownership Guidelines
The Compensation Committee maintains stock ownership guidelines to further align the interests of our executive officers and directors with the interests of our stockholders and to encourage long-term stock ownership. The guidelines apply for so long as the executive officer or director occupies such position.
The stock ownership guidelines for named executive officers and directors are shown below as multiples of base salary and annual cash retainer, respectively:

ROLE	STOCK OWNERSHIP REQUIREMENT
Executive Chairman and President & Chief Executive Officer
Executive Vice Presidents
Other Executive Officers
Directors
All shares of common stock beneficially owned by the executive officer or director, including time-based and performance-based restricted stock and stock underlying exercisable and unexercisable stock options, as well as shares of Class B Common Stock, are counted towards the ownership requirement. Executive officers have three (3) years from the time they become subject to the guidelines to satisfy the ownership guidelines. Each director has five (5) years from his or her appointment date to satisfy the ownership guidelines. Executive officers and directors also will have additional time to satisfy the ownership guidelines upon any increase to the ownership requirements. Compliance with these guidelines is reviewed every year based on the record date for the Company’s annual meeting of stockholders. If an executive officer or director does not meet the ownership requirement within the time prescribed, he or she will not be permitted to sell net shares obtained through stock option exercises or released in connection with the vesting of restricted stock until the ownership requirement is met.

As of the record date for the 2026 Annual Meeting, all NEOs and directors were in compliance with the stock ownership requirements.

Perquisites and Other Personal Benefits
Perquisites are not a material component of our executive compensation program. With the exception of limited perquisites available to our Executive Chairman, our executive officers do not receive personal benefits that are not otherwise widely available to employees. In 2025, our Executive Chairman received certain life and disability insurance and country club membership benefits. The Company leases suites at certain sporting event venues for business purposes. Executive officers and employees may have the opportunity to use tickets at individual events if the suites are not being used for business purposes. There is no incremental cost to the Company for providing these individual tickets to employees. Executive officers may also receive certain relocation and limited commuting expense benefits when first joining the Company pursuant to our relocation policy. For a description of the perquisites and the attributed costs of these benefits, see our “Summary Compensation Table” in this proxy statement.
401(k) Retirement Plan Benefits
Our Smart Savings 401(k) Plan, established pursuant to Section 401(k) of the Internal Revenue Code (the “Code”), covers all eligible salaried (including named executive officers) and hourly employees after completing one month of service. Participants can defer up to 50% of eligible earnings to the Plan.
The Company makes a bi-weekly matching contribution that vests immediately and is equal to 100% of each eligible participant’s tax-deferred contributions up to 4% of the participant’s compensation plus 50% of the eligible participant’s tax-deferred contributions for the next 2% of compensation.

40	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
Officers’ Supplemental Savings Plan
Our Officers’ Supplemental Savings Plan, referred to as the Officers’ Plan, is a voluntary nonqualified deferred compensation plan that became effective in April 2007. The Officers’ Plan was implemented for the purpose of attracting high quality executives by providing a more robust retirement savings opportunity and by including a match provision, which we believe promotes in our key executives an increased interest in the successful operation of the Company. The Officers’ Plan provides participants an opportunity to participate in a deferred contribution plan above the 401(k) plan. Certain key executives, including our named executive officers, are eligible to participate in the Officers’ Plan. For information regarding the terms of the Officers’ Plan, including matching amounts received by our named executive officers, see the “Nonqualified Deferred Compensation Table” and subsequent narrative description.
Use of Company Aircraft
In 2025, we permitted executive officers and directors, and their approved guests, to use the Company’s aircraft for personal use where approved by our Executive Chairman and provided the executive officer or director paid the Company the aggregate incremental cost of the flight. This permitted personal use is intended primarily to increase the security, availability, and productivity of these individuals and provide related operational benefits to the Company. Our Executive Chairman is also permitted to use the Company aircraft for personal use (including his guests) so long as he paid the Company the aggregate incremental cost of the flight. Where an executive officer or director used the Company aircraft for personal use without paying the Company the full aggregate incremental cost of the flight, any unreimbursed amounts were considered compensation to the executive officer or director and were included in our “Summary Compensation Table” or “Director Compensation Table” as required and, if applicable, reported for income tax purposes based on Internal Revenue Service guidelines.
Executive Physical Program
We offer members of the Company’s management team, including our named executive officers, an annual physical to optimize their health and enable their ability to continue providing services to the Company.
Personal Security Services
Although personal security services are generally not part of the Company’s executive compensation package, pursuant to security assessments conducted during 2025, the Company determined that it was reasonable and necessary to provide enhanced personal security services to both its Executive Chairman and President & Chief Executive Officer. Reportable security expenses are included in Ms. Hobart’s “All Other Compensation” disclosure in the 2025 Summary Compensation Table and Mr. Stack did not have any reportable security expenses in 2025.
Written Employment Arrangements
We generally do not have employment agreements with our named executive officers. We have occasionally entered into offer letters with our hiring of new executive officers, primarily to provide written assurances of certain elements of compensation for the year in which they join the Company.
Severance and Change-in-Control Agreements
We do not have severance or change-in-control agreements with our executive officers although some of our equity awards may contain change-in-control provisions. We have general severance guidelines that apply to a broad base of teammates pursuant to which we offer severance, the amount of which depends on various factors including length of service and position, and we may negotiate separation agreements with our teammates depending on the circumstances surrounding the departure.
Tax and Accounting Implications
Section 162(m) of the Code generally limits the corporate tax deduction for individual compensation over $1 million paid in any taxable year to each of the persons that meet the definition of a covered employee. For fiscal 2025, covered employees include anyone who was a covered employee for any taxable year beginning after December 31, 2016, anyone who held the position of Chief Executive Officer or Chief Financial Officer at any time during the fiscal year and the three most highly compensated employees who acted as executive officers (other than as CEO or CFO) at any time during the fiscal year.
The Compensation Committee will continue to take into account the tax and accounting implications (including the tax deductibility of executive compensation) when making compensation decisions, but it reserves its right to continue to make compensation decisions based on other factors it determines to be in the best interests of the Company and its stockholders.

2026 PROXY STATEMENT	41

EXECUTIVE COMPENSATION
Options and Other Non-Full Value Awards
We do not currently grant new awards of stock options, stock appreciation rights or similar option-like awards as part of our compensation program. Accordingly, the Company has no policies or practices to disclose under Item 402(x) of Regulation S-K.
Compensation Tables
Summary Compensation Table—2025, 2024, 2023
The following table summarizes the compensation for our named executive officers for the fiscal years ended January 31, 2026, February 1, 2025 and February 3, 2024.

YEAR (B)	SALARY ($) (C)	BONUS ($) (D)	STOCK AWARDS(1) ($)(E)	OPTION AWARDS ($)(F)	NON-EQUITY INCENTIVE PLAN COMPENSATION(2) ($)(G)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS(3) ($)(H)	ALL OTHER COMPENSATION ($) (I)		TOTAL(4) ($)(J)
Lauren R. Hobart, President & Chief Executive Officer(5)
2025	$1,393,269	—	$11,000,166	—	$2,438,221	$200,000	$71,889	(6)	$15,103,545
2024	$1,341,346	—	$7,500,202	—	$3,845,770	$200,000	$29,453		$12,916,771
2023	$1,305,769	—	$9,750,307	—	$2,285,096	$200,000	$34,054		$13,575,226
Navdeep Gupta, Executive Vice President — Chief Financial Officer
2025	$814,904	—	$3,000,213	—	$968,149	$185,990	$24,065	(7)	$4,993,321
2024	$741,346	—	$1,350,138	—	$910,934	$119,204	$25,838		$3,147,460
2023	$692,740	—	$2,600,200	—	$515,455	$99,303	$22,235		$3,929,933
Edward W. Stack, Executive Chairman(5)
2025	$1,379,808	—	$20,000,436	—	$2,897,597	$200,000	$78,826	(8)	$24,556,667
2024	$1,241,346	—	$10,000,269	—	$4,112,392	$200,000	$152,535		$15,706,542
2023	$1,223,077	—	$11,500,305	—	$2,568,462	$60,000	$204,878		$15,556,722
Raymond A. Sliva, Executive Vice President — Stores
2025	$742,631	—	$2,750,134	—	$719,232	—	$24,089	(9)	$4,236,086
2024	$691,745	—	$1,350,138	—	$849,986	—	$37,690		$2,929,559
2023	$687,981	—	$2,150,154	—	$515,986	—	$118,637		$3,472,758
Vlad Rak, Executive Vice President — Chief Technology Officer
2025	$720,995	—	$2,500,055	—	$697,598	$40,000	$17,637	(10)	$3,976,285
2024	$691,745	—	$1,125,220	—	$849,986	$40,000	$19,420		$2,726,371
2023	$678,428	—	$2,600,200	—	$508,821	$18,552	$22,184		$3,828,185
(1)The values set forth in this column represent the aggregate grant date fair value of time-based restricted stock and performance units, all computed in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). Each named executive officer received two grants of performance units in 2025, the value of which, as reflected in the table above is based on the probable outcome performance criteria as of the grant date, which was April 3, 2025. The value of the annual performance units granted, assuming the maximum value of the award, would have been $7,500,164 for Ms. Hobart; $1,500,107 for Mr. Gupta; $15,000,327 for Mr. Stack; $1,500,107 for Mr. Sliva; and $1,250,027 for Mr. Rak. The value of the 2025 LTIP Award, assuming the maximum value of the award, would have been $7,000,005 for Ms. Hobart; $3,000,213 for Mr. Gupta; $10,000,218 for Mr. Stack; $2,500,055 for Mr. Sliva; and $2,500,055 for Mr. Rak. See “Annual Equity Awards” for a discussion of the restricted stock awards and performance units granted to our named executive officers. A discussion of the relevant assumptions made in the valuation of the awards may be found in the Note entitled “Stock-Based Compensation” of the footnotes to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2026 filed with the SEC on March 27, 2026.
(2)Includes STIP payouts for Company performance in fiscal 2025, 2024, and 2023. Under the Company’s 2012 Plan, the relevant performance measures for the annual performance incentive awards were satisfied and thus are reportable in fiscal 2025, 2024, and 2023 , as applicable, even though payments were made in fiscal 2026, 2025, and 2024, respectively.
(3)Represents mandatory Company contributions to the Officers’ Plan. See the “Nonqualified Deferred Compensation Table” and accompanying narrative for more information.
(4)Totals may not sum due to rounding.
(5)Neither Mr. Stack nor Ms. Hobart receive any compensation from the Company in connection with their service as a member of the Board.
(6)All Other Compensation for fiscal 2025 consisted of a $47,506 gross-up for personal security services provided to Ms. Hobart, $17,788 in matching contributions to the Company’s 401(k) plan, and $6,595 for an annual executive physical.

42	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
(7)All Other Compensation for fiscal 2025 consisted of $17,792 in matching contributions to the Company’s 401(k) plan and $6,273 for an annual executive physical.
(8)All Other Compensation for fiscal 2025 consisted of insurance premiums of $35,326 paid in fiscal 2025 on three life insurance policies for the benefit of Mr. Stack, the beneficiaries of which are chosen by Mr. Stack; $13,870 of country club dues; $18,149 in matching contributions to the Company’s 401(k) plan; $6,273 for an annual executive physical; disability insurance premiums of $5,024 for the benefit of Mr. Stack; and $184 of Company discounts provided to certain members of Mr. Stack’s family under the Company’s employee discount program.
(9)All Other Compensation for fiscal 2025 consisted of $17,816 in matching contributions to the Company’s 401(k) plan and $6,273 for an annual executive physical.
(10)All Other Compensation for fiscal 2025 consisted of $17,637 in matching contributions to the Company’s 401(k) plan.
Grants of Plan-Based Awards Table—2025
The following table sets forth each award granted to a named executive officer in fiscal 2025 under plans established by the Company.

GRANT DATE (B)	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS				ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#) (I)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#) (J)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/SH) (K)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(4) ($) (L)
	THRESHOLD ($) (C)	TARGET ($) (D)	MAXIMUM ($) (E)	THRESHOLD (#) (F)	TARGET (#) (G)	MAXIMUM (#) (H)
Lauren R. Hobart
4/3/2025				9,461	18,922	37,844	(2)				$3,500,002
4/3/2025				10,137	20,274	40,548	(3)				$3,750,082
4/3/2025								20,274			$3,750,082
	$1,219,111	$2,438,221	$4,876,443
Navdeep Gupta
4/3/2025				4,055	8,110	16,220	(2)				$1,500,107
4/3/2025				2,028	4,055	8,110	(3)				$750,053
4/3/2025								4,055			$750,053
	$814,904	$1,018,630	$2,037,260
Edward W. Stack
4/3/2025				13,516	27,032	54,064	(2)				$5,000,109
4/3/2025				20,274	40,548	81,096	(3)				$7,500,164
4/3/2025								40,548			$7,500,164
	$1,241,827	$2,897,597	$5,519,231
Raymond A. Sliva
4/3/2025				3,379	6,758	13,516	(2)				$1,250,027
4/3/2025				2,028	4,055	8,110	(3)				$750,053
4/3/2025								4,055			$750,053
	$594,105	$742,631	$1,485,261
Vlad Rak
4/3/2025				3,379	6,758	13,516	(2)				$1,250,027
4/3/2025				1,690	3,379	6,758	(3)				$625,014
4/3/2025								3,379			$625,014
	$576,796	$720,995	$1,441,991
(1)Actual STIP payments based on the Company’s fiscal 2025 performance are set forth under column (G) of our “Summary Compensation Table”.
(2)Represents performance units issued pursuant to the Company’s 2025 Long-Term Incentive Program. Such award has the potential to vest up to 200% based on the level of performance targets achieved. Threshold, Target, and Maximum amounts shown in the table represent 50%, 100% and 200% of the award. See 2025 Long-Term Incentive Program (LTIP) Award in the Compensation Discussion and Analysis section for a discussion of the 2025 LTIP Award.
(3)Represents performance units issued pursuant to the Company’s annual equity award. Such award has the potential to vest up to 200% based on the level of performance targets achieved. Threshold, Target, and Maximum amounts shown in the table represent 50%, 100% and 200% of the award. On March 24, 2026, the Compensation Committee certified the Company’s performance as achieving 106.2% of the target level of performance and determined that 106.2% of the performance shares will vest on April 3, 2028, provided the recipient remains employed by the Company through such date.
(4)The grant date fair value calculations are computed in accordance with FASB ASC Topic 718 with respect to the restricted stock awarded to the named executive officers in fiscal 2025 under the 2012 Plan (disregarding any estimates of forfeitures related to service-based vesting conditions). These stock awards include shares that vest with the passage of time and annual performance units. The value of the performance units are based on the probable outcome of the applicable performance criteria as of the grant date. A discussion of the relevant assumptions made in the valuation of the awards may be found in Note 14 “Stock-Based Compensation” of the footnotes to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2026 filed with the SEC on March 27, 2026.

2026 PROXY STATEMENT	43

EXECUTIVE COMPENSATION
Outstanding Equity Awards At Fiscal Year End Table—2025
The following table sets forth all unexercised stock options and unvested restricted stock awarded to our named executive officers by the Company that were outstanding as of January 31, 2026.

	OPTION AWARDS						STOCK AWARDS
NAME (A)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE (B)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE (C)		EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#) (D)	OPTION EXERCISE PRICE(1) ($) (E)	OPTION EXPIRATION DATE (F)	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#) (G)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($) (H)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#) (I)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($) (J)
Lauren R. Hobart
	20,083	—	(2)	—	$11.31	3/22/2027
							24,632	(3)	$4,975,664
							17,757	(4)	$3,586,914
							20,274	(5)	$4,095,348
							27,130	(6)	$5,480,260
							27,932	(7)	$5,642,264
										21,531	(8)	$4,349,262
										9,461	(9)	$1,911,122
Navdeep Gupta
							6,422	(3)	$1,297,244
							4,475	(4)	$903,950
							4,055	(5)	$819,110
							3,031	(6)	$612,262
							3,017	(7)	$609,434
										4,306	(8)	$869,812
										4,055	(9)	$819,110
Edward W. Stack
	210,478	—	(10)	—	$32.77	4/3/2026
	958,466	—	(2)	—	$11.31	3/22/2027
							33,975	(3)	$6,862,950
							23,676	(4)	$4,782,552
							40,548	(5)	$8,190,696
							37,420	(6)	$7,558,840
							37,242	(7)	$7,522,884
										43,062	(8)	$8,698,524
										13,516	(9)	$2,730,232

44	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION

	OPTION AWARDS					STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE (B)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE (C)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#) (D)	OPTION EXERCISE PRICE(1) ($) (E)	OPTION EXPIRATION DATE (F)	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#) (G)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($) (H)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#) (I)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($) (J)
Raymond A. Sliva
						4,281	(3)	$864,762
						4,475	(4)	$903,950
						4,055	(5)	$819,110
						2,021	(6)	$408,242
						3,017	(7)	$609,434
									4,306	(8)	$869,812
									3,379	(9)	$682,558
Vlad Rak
						6,422	(3)	$1,297,244
						3,729	(4)	$753,258
						3,379	(5)	$682,558
						3,031	(6)	$612,262
						2,515	(7)	$508,030
									3,588	(8)	$724,776
									3,379	(9)	$682,558
(1)The Company declared a special cash dividend payable on September 24, 2021. The 2012 Plan requires that the exercise price of outstanding stock options granted under the 2012 Plan be reduced in an amount equal to the per share value of the special dividend. The 2012 Plan does not require an adjustment to the exercise price of outstanding stock options granted under the 2012 Plan due to the Company’s payment of a quarterly dividend. The information in this column reflects the adjusted exercise price of each stock option award.
(2)Stock option vested at the rate of 25% per year, with vesting dates of March 22, 2021, March 22, 2022, March 22, 2023 and March 22, 2024.
(3)Restricted stock award vests 100% on April 3, 2026.
(4)Restricted stock award vests 100% on April 3, 2027.
(5)Restricted stock award vests 100% on April 3, 2028.
(6)On March 13, 2024, the Compensation Committee certified the Company’s performance as exceeding the target level of performance under the 2023 annual performance unit awards and determined that 110.1% of the performance units will vest on April 3, 2026, provided the recipient remains employed by the Company through such date.
(7)On March 25, 2025, the Compensation Committee certified the Company’s performance as exceeding the target level of performance under the 2024 annual performance unit awards and determined that 157.3% of the performance units will vest on April 3, 2027, provided the recipient remains employed by the Company through such date.
(8)On March 25, 2026, the Compensation Committee certified the Company’s performance as exceeding the target level of performance under the 2025 annual performance unit awards and determined that 106.2% of the performance units will vest on April 3, 2028, provided the recipient remains employed by the Company through such date.
(9)Performance unit awards granted under our 2025 LTIP. As of January 31, 2026, the 2025 LTIP performance period was almost 50% complete and therefore threshold-level performance had not been achieved. Table reflects payouts at threshold-level performance. If maximum level of performance is met for performance criteria set forth in the 2025 LTIP, then 200% of the units granted, or 400% of units shown in table above, will vest on April 3, 2028. If target level of performance is met for each performance criteria set forth in the 2025 LTIP, then 100% of the performance units granted, or 200% of units shown in table above, will vest on April 3, 2028.
(10)Stock options vested at the rate of 25% per year, with vesting dates of April 3, 2020, April 3, 2021, April 3, 2022 and April 3, 2023.

2026 PROXY STATEMENT	45

EXECUTIVE COMPENSATION
Option Exercises and Stock Vested Table—2025
The following table sets forth, with respect to our named executive officers, all options that were exercised and restricted stock that vested during fiscal 2025.

	OPTION AWARDS			STOCK AWARDS
NAME (A)	NUMBER OF SHARES ACQUIRED ON EXERCISE (#) (B)	VALUE REALIZED ON EXERCISE ($) (C)		NUMBER OF SHARES ACQUIRED ON VESTING (#) (D)	VALUE REALIZED ON VESTING ($) (E)
Lauren R. Hobart	60,249	$11,967,881	(1)	69,413	$12,839,323
Navdeep Gupta	—	$—		18,792	$3,481,715
Edward W. Stack	—	$—		86,062	$15,918,888
Raymond A. Sliva	—	$—		13,488	$2,547,595
Vlad Rak	—	$—		21,136	$3,909,526
(1)Ms. Hobart exercised stock options and sold the underlying shares as follows: stock options for 40,166 shares exercised at $11.31 per share, on June 27, 2025, and sold at a weighted-average price of $204.58 per share on the same date; and stock options for 20,083 shares exercised at $11.31 per share on September 29, 2025, and sold at a weighted-average price of $220.69 per share on the same date.
Pension Benefits
The Company did not have in fiscal 2025, and currently does not have, any plans that provide for payments or other benefits at, following, or in connection with the retirement of our named executive officers, other than tax qualified and/or nonqualified defined contribution plans.
Nonqualified Deferred Compensation Table—2025
The following table sets forth amounts contributed during fiscal 2025 by our named executive officers under the Company’s defined contribution plan that provides for the deferral of compensation on a basis that is not tax-qualified.

NAME (A)	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR ($) (B)(1)	REGISTRANT CONTRIBUTIONS IN LAST FISCAL YEAR ($) (C)(2)	AGGREGATE EARNINGS IN LAST FISCAL YEAR ($) (D)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($) (E)	AGGREGATE BALANCE AT LAST FISCAL YEAR END ($) (F)
Lauren R. Hobart	$1,000,000	$200,000	$1,210,519	—	$9,794,825
Navdeep Gupta	$932,112	$185,990	$1,091,227	—	$7,587,980
Edward W. Stack	$1,577,948	$200,000	$806,037	$(331,811)	$8,490,787
Raymond A. Sliva	—	—	—	—	—
Vlad Rak	$200,000	$40,000	$112,793	—	$777,014
(1)Amounts set forth in this column (B) reflect amounts deferred and contributed by the named executive officer under the Officers’ Plan, which became effective April 1, 2007. Fiscal 2025 executive contributions are included in the Summary Compensation Table as 2025 Salary and/or 2025 Non-Equity Incentive Plan Compensation depending on the named executive officer’s deferral election.
(2)Amounts set forth in this column (C) are reported in the Summary Compensation Table as Change in Pension Value and Nonqualified Deferred Compensation Earnings.
As previously indicated, our named executive officers participate in the Officers’ Plan, pursuant to which they have the opportunity to defer up to 25% of their base salary and up to 100% of their annual performance incentive payment, to be allocated among a range of investment choices. Gains and losses are credited based on the participant’s election of a variety of investment choices. Participants’ accounts may appreciate and/or depreciate depending on the performance of their investment choices. None of the investment choices provide returns at above-market or preferential rates.
Deferral amounts are 100% vested and matching contributions, including future contributions, become 100% vested after five years of plan participation, or upon the named executive officer’s death, disability or upon a change-in-control of the Company. Named executive officers may elect to receive distributions from the Officers’ Plan as a lump sum, in annual installments (with any

46	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
installment term between two (2) and twenty (20) years), or a combination of the two options. Vested matching contributions may be distributed only after a named executive officer reaches age 55, or upon the named executive officer’s death or disability (as defined in applicable Treasury regulations), or in the event of certain hardships or changes of control (each as defined under Section 409A of the Code).
Under the Officers’ Plan, the Company is required to match amounts deposited into plan accounts at a rate of 20% of the participant’s annual deferral, up to a $200,000 maximum match per year. Matching amounts are contributed as one lump sum following the end of the year, and the named executive officer must be an eligible participant as of December 31st to receive the matching contribution for that year. The Company also has the ability to make a discretionary matching contribution from time to time. The Company may determine a vesting schedule for discretionary contributions that is different from the vesting schedule for mandatory matching contributions. The Company established a rabbi grantor trust, with a third-party trust company as trustee, for the purpose of providing the Company with a vehicle to fund participant contributions and Company matching amounts under the Officers’ Plan.
The Officers’ Plan is intended to constitute a nonqualified, unfunded plan for federal tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended, is intended to comply with Section 409A of the Code, and contains restrictions to help ensure compliance. Our obligations to pay deferred compensation under the Officers’ Plan are unsecured general obligations of the Company. We may amend or terminate the Officers’ Plan at any time in whole or in part, provided that no amendment or termination may reduce the amount credited to accounts at the time of such amendment or termination.
Potential Payments Upon Termination or Change-In-Control
Certain of our Company’s plans and programs provide for payments in connection with a termination of employment or a change-in-control of the Company. The Company does not have any employment agreements with our named executive officers, and there are no pension plans or other deferred compensation plans in which our named executive officers participate, other than the Officers’ Plan. The Company also does not have severance or change-in-control agreements in place with our named executive officers although some of our equity awards may contain change-in-control provisions as described below.
The information below describes and quantifies certain compensation that would become payable under our existing plans and arrangements if a named executive officer’s employment had terminated on January 30, 2026, the last business day before the end of our 2025 fiscal year. These benefits are in addition to benefits available generally to salaried employees, such as distributions under our 401(k) savings plan. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, such as the timing during the year of any such event and the Company’s stock price, any actual amounts paid or distributed may differ from the amounts enumerated below.
Equity Awards — Outstanding equity awards held by our named executive officers as of January 30, 2026 (the last trading day of fiscal 2025) were issued pursuant to our 2012 Plan.
Upon termination of a named executive officer’s “continuous status” as an employee or consultant due to death or total and permanent disability (as defined in Section 22(e)(3) of the Code) (i) all unvested time-based restricted stock awards, and associated accumulated dividends, shall vest immediately and (ii) performance-based restricted stock awards and performance unit awards will vest if the performance metrics are met. If the termination of the officer’s continuous status occurs by any reason other than death or total and permanent disability, any time-based and performance-based restricted stock awards that have not vested shall, unless otherwise specified by the Compensation Committee or the terms of the award, be automatically forfeited.
Regarding performance-based awards issued in connection with the 2025 LTIP Award, and each of the 2023, 2024, and 2025 annual performance unit awards, upon the retirement of a named executive officer (generally defined as a voluntary termination by the officer on or after attainment of age 55 with a minimum of fifteen years of service), the Compensation Committee has the discretion to permit the award to vest on a pro-rated basis as long as the officer has served for a minimum duration during the performance period as specified in the agreement.
Upon termination of a named executive officer’s continuous status for any reason, the vested portion of a stock option shall remain exercisable for a period of (i) 90 days in the event of termination of the executive officer’s status as an employee; (ii) 12 months in event of termination as a result of death or total and permanent disability (as defined in Section 22(e)(3) of the Code); or (iii) 36 months in the event of retirement (as defined above), as determined by the Plan Administrator (or earlier in each instance upon expiration of the stock options term).
“Continuous status” is defined as the absence of any interruption or termination of the employment or service relationship, except in the case of (i) sick leave, which is further defined in the 2012 Plan as approved medical, disability, or family leave;

2026 PROXY STATEMENT	47

EXECUTIVE COMPENSATION
(ii) military leave; (iii) any other leave of absence approved by the Board, provided such period does not exceed 90 days, unless re-employment is guaranteed by contract, statute or Company policy; or (iv) transfers between locations of the Company or between the Company and its subsidiaries.
The Board also may authorize outstanding awards to be assumed or an equivalent award be substituted by the successor corporation in a change in control scenario, and may assign such awards to the successor corporation. In the event that the successor corporation does not agree to assume the awards, or to substitute an equivalent award, then the Board may provide that all outstanding options and stock appreciation rights become vested and exercisable, and vesting restrictions on restricted stock and other awards lapse. The Board retains the ability to substitute, adjust, or otherwise settle outstanding awards, including cashing out such awards, as it deems appropriate and consistent with the 2012 Plan’s purposes.
The 2012 Plan provides that unvested or unexercised equity awards may be subject to cancellation and that recoupment of the value of shares distributed under awards already vested may be required, upon the occurrence of certain specified events, including termination of employment for cause, violation of material Company policies, or other conduct that is detrimental to the business or reputation of the Company. In addition, awards may be subject to clawback, as determined by the Compensation Committee, to the extent required by applicable law or securities exchange listing standard, including, but not limited to, Section 304 of the Sarbanes-Oxley Act of 2002 and Section 303A.14 of the New York Stock Exchange Listed Company Manual.
Officers’ Supplemental Savings Plan — Under the terms of the Officers’ Plan, in the event of a participant’s retirement or early retirement (defined below), death, disability (as defined in applicable Treasury regulations) or in the event of certain hardships or changes-in-control (each as defined under Section 409A of the Code), the participant is entitled to receive an amount equal to the participant’s contributions and vested and unvested matching and discretionary contributions by the Company. This amount is payable in a single lump sum unless the participant has elected to receive the distribution in installments.
Upon termination of employment other than by reason of retirement, early retirement, death or termination for cause (defined below), the participant is entitled to receive a termination benefit equal to the participant’s contributions and the vested portion of the Company’s matching and discretionary contributions, together with any aggregate earnings on those amounts. If a participant is terminated for cause (defined below), the participant forfeits all rights to both vested and unvested contributions of the Company and is entitled to receive a benefit equal to the participant’s contributions, together with any aggregate earnings on the participant contributions, payable in a single lump sum. For our named executive officers, all payments would be deferred for a six-month period under Section 409A of the Code.
The Company’s matching contributions under the Officers’ Plan vest only after a participant has completed at least five years of participation in the plan. The Company will determine separately the vesting of the Company’s discretionary contributions, if any. After five years of participation, all past and future Company contributions are fully vested. As of January 30, 2026, Ms. Hobart and Messrs. Stack and Gupta were fully vested in the Company’s contributions, while Messrs. Sliva and Rak were not.
“Retirement” is defined in the Officers’ Plan as termination of employment, other than a termination for cause, on or after the date on which the participant has both attained age 55 and completed at least five years of participation in the Officers’ Plan, and “early retirement” is termination of employment, other than for cause, on or after the date on which the participant has completed at least five years of participation. “Termination for cause” is defined in the Officers’ Plan as termination of employment by reason of: (i) a substantial intentional failure to perform duties as an employee or to comply with any material provision of his or her employment agreement with the Company, where such failure is not cured within 30 days after receiving written notice from the Company specifying in reasonable detail the nature of the failure; (ii) a breach of fiduciary duty to the Company by reason of receipt of personal profits; (iii) conviction of a felony; or (iv) any other willful and gross misconduct committed by the participant.
A “change-in-control” is defined in the Officers’ Plan as any of: (i) the dissolution or liquidation of the Company; (ii) a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation; (iii) approval by the stockholders of the Company of any sale, lease, exchange or other transfer (in one or a series of transactions) of all or substantially all of the assets of the Company; (iv) approval by the stockholders of the Company of any merger or consolidation of the Company in which the holders of voting stock of the Company immediately before the merger or consolidation will not own 50% or more of the voting shares of the continuing or surviving corporation immediately after such merger or consolidation; or (v) a change of 50% (rounded to the next whole person) in the membership of the Company’s Board within a twelve-month period, unless the election or nomination for election by stockholders of each new director within such period was approved by the vote of two-thirds (rounded to the next whole person) of the directors then still in office who were in office at the beginning of the twelve-month period. Notwithstanding the foregoing, no event shall constitute a “change-in-control” for purposes of acceleration of distributions on termination of the Officers’ Plan if it is not a “change in the ownership or effective control of the corporation,” or “in the ownership of a substantial portion of the assets of the corporation,” “corporate dissolution,” or “with approval of a bankruptcy court pursuant to 11 U.S.C. Section 503(b)(1)(A)” within the meaning of Section 409A of the Code.

48	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
Insurance Benefits — The Company currently pays the premiums for three life insurance policies covering our Executive Chairman, the beneficiaries of which are chosen by Mr. Stack. Prior to his death, Mr. Stack may receive the cash surrender value of the policies. The Company also pays the premium for a disability insurance policy covering our Executive Chairman. For detail regarding the premiums paid by the Company for fiscal 2025, see footnote 8 of the “Summary Compensation Table” of this proxy statement.
The following table shows the estimated benefits payable to each named executive officer in the event of his or her termination of employment under various scenarios or upon a change-in-control of our Company, assuming such event took place on January 30, 2026.

	VOLUNTARY RESIGNATION OR TERMINATION WITHOUT CAUSE		INVOLUNTARY NOT FOR CAUSE TERMINATION		DEATH		DISABILITY		RETIREMENT		CHANGE-IN- CONTROL
Lauren R. Hobart
Officers’ Plan(1)	$9,794,825	(1a)	$9,794,825	(1a)	$9,794,825	(1b)	$9,794,825	(1b)	$9,794,825	(1c)	$9,794,825	(1d)
Stock Options(2)	—		—		—		—		—		—
Restricted Stock(3)	—		—		$13,178,134		$13,178,134		—		—
2023 Performance Units(4)	—		—		$5,812,603	(4a)	$5,812,603	(4a)	—		$5,812,603	(4c)
2024 Performance Units(5)	—		—		$5,869,910	(5a)	$5,869,910	(5a)	—		$5,869,910	(5c)
2025 Performance Units(6)	—		—		$4,427,581	(6a)	$4,427,581	(6a)	—		$4,427,581	(6c)
2025 LTIP(7)	—		—		$3,891,073	(7a)	$3,891,073	(7a)	—		$3,891,073	(7c)
Navdeep Gupta
Officers’ Plan(1)	$7,587,980	(1a)	$7,587,980	(1a)	$7,587,980	(1b)	$7,587,980	(1b)	$7,587,980	(1c)	$7,587,980	(1d)
Stock Options(2)	—		—		—		—		—		—
Restricted Stock(3)	—		—		$3,150,195		$3,150,195		—		—
2023 Performance Units(4)	—		—		$649,392	(4a)	$649,392	(4a)	—		$649,392	(4c)
2024 Performance Units(5)	—		—		$634,023	(5a)	$634,023	(5a)	—		$634,023	(5c)
2025 Performance Units(6)	—		—		$885,475	(6a)	$885,475	(6a)	—		$885,475	(6c)
2025 LTIP(7)	—		—		$1,667,720	(7a)	$1,667,720	(7a)	—		$1,667,720	(7c)
Edward W. Stack
Officers’ Plan(1)	$8,490,787	(1a)	$8,490,787	(1a)	$8,490,787	(1b)	$8,490,787	(1b)	$8,490,787	(1c)	$8,490,787	(1d)
Stock Options(2)	—		—		—		—		—		—
Restricted Stock(3)	—		—		$20,592,845		$20,592,845		—		—
Insurance Benefits(8)	—		—		$6,413,407		—	(8a)	—		—
2023 Performance Units(4)	—		—		$8,017,235	(4a)	$8,017,235	(4a)	$7,349,204	(4b)	$8,017,235	(4c)
2024 Performance Units(5)	—		—		$7,826,406	(5a)	$7,826,406	(5a)	$4,565,509	(5b)	$7,826,406	(5c)
2025 Performance Units(6)	—		—		$8,855,162	(6a)	$8,855,162	(6a)	$2,213,688	(6b)	$8,855,162	(6c)
2025 LTIP(7)	—		—		$5,558,793	(7a)	$5,558,793	(7a)	$1,389,698	(7b)	$5,558,793	(7c)

2026 PROXY STATEMENT	49

EXECUTIVE COMPENSATION

	VOLUNTARY RESIGNATION OR TERMINATION WITHOUT CAUSE		INVOLUNTARY NOT FOR CAUSE TERMINATION		DEATH		DISABILITY		RETIREMENT		CHANGE-IN- CONTROL
Raymond A. Sliva
Officers’ Plan(1)	—		—		—		—		—		—
Restricted Stock(3)	—		—		$2,691,486		$2,691,486		—		—
2023 Performance Units(4)	—		—		$432,999	(4a)	$432,999	(4a)	—		$432,999	(4c)
2024 Performance Units(5)	—		—		$634,023	(5a)	$634,023	(5a)	—		$634,023	(5c)
2025 Performance Units(6)	—		—		$885,475	(6a)	$885,475	(6a)	—		$885,475	(6c)
2025 LTIP(7)	—		—		$1,389,698	(7a)	$1,389,698	(7a)	—		$1,389,698	(7c)
Vlad Rak
Officers’ Plan(1)	$666,124	(1a)	$666,124	(1a)	$777,014	(1b)	$777,014	(1b)	$666,124	(1c)	$777,014	(1d)
Stock Options(2)	—		—		—		—		—		—
Restricted Stock(3)	—		—		$2,854,412		$2,854,412		—		—
2023 Performance Units(4)	—		—		$649,392	(4a)	$649,392	(4a)	—		$649,392	(4c)
2024 Performance Units(5)	—		—		$528,527	(5a)	$528,527	(5a)	—		$528,527	(5c)
2025 Performance Units(6)	—		—		$737,827	(6a)	$737,827	(6a)	—		$737,827	(6c)
2025 LTIP(7)	—		—		$1,389,698	(7a)	$1,389,698	(7a)	—		$1,389,698	(7c)
(1)Represents the participant’s and the Company’s contributions (vested and/or unvested), as described in the applicable footnote. As of January 30, 2026, all Company contributions were vested for Ms. Hobart and Messrs. Stack and Gupta. For additional information regarding the Officers’ Plan, see the “Nonqualified Deferred Compensation Table” and accompanying narrative of this proxy statement.
(1a)Represents participant contributions and vested Company contributions (if any). Participant contributions are paid at the next scheduled settlement date after the termination and vested Company contributions are paid on the settlement date following the date the participants reach the age of 55.
(1b)Represents participant contributions and vested and unvested Company contributions. Participant contributions and Company contributions are paid in single lump sum, unless the participant elected scheduled distributions had commenced at the time of the event. If scheduled distributions had commenced at the time of the event, contributions will be paid in accordance with the distribution schedule.
(1c)Represents participant contributions and vested Company contributions (if any). Participant contributions and Company contributions are paid in single lump sum, unless the participant elects scheduled distributions.
(1d)Represents participant contributions and vested and unvested Company contributions. Participant contributions and Company contributions are paid in single lump sum on the last day of the 15th month after the month in which the event took place unless the participant elected otherwise.
(2)Upon termination of employment for any reason, the vested portion will remain exercisable following termination for a period of 90 days other than in connection with death or disability, in which case vested stock options will remain exercisable for 12 months following termination, subject in each case to earlier termination due to expiration of the award.
(3)Represents the value of unvested time-based restricted stock and accumulated dividends that would immediately vest upon termination of employment due to death or a total and permanent disability. Upon termination for any other reason, unvested restricted stock would be forfeited. In the event of a change-in-control, the Board may authorize all outstanding awards to be assigned to the successor corporation. In the event that the successor corporation does not agree to assume the awards, or to substitute an equivalent right, restricted stock awards shall vest.
(4)Represents the value of unvested performance units granted on April 3, 2023 (“2023 Performance Units”) and accumulated dividends that would become owed to the participant under a particular scenario.
(4a)Represents the value of unvested 2023 Performance Units and accumulated dividends that would be owed to the participant upon their death or permanent disability and that would vest at the end of the 2023 Performance Unit vesting period (i.e., April 3, 2026).
(4b)Assuming the Compensation Committee exercises its discretion as described above, represents the value of unvested 2023 Performance Units and accumulated dividends that would be owed to the participant upon their retirement (voluntary termination by participant on or after attainment of age 55 with a minimum of fifteen years of service) and that would vest on a pro-rated basis at the end of the 2023 Performance Units vesting period (i.e., April 3, 2026).
(4c)Represents the value of unvested 2023 Performance Units and accumulated dividends that would vest within 30 days of the event.
(5)Represents the value of unvested performance units granted on April 3, 2024 (“2024 Performance Units”) and accumulated dividends that would become owed to the participant under a particular scenario.
(5a)Represents the value of unvested 2024 Performance Units and accumulated dividends that would be owed to the participant upon their death or permanent disability and that would vest at the end of the 2024 Performance Unit vesting period (i.e., April 3, 2027).
(5b)Assuming the Compensation Committee exercises its discretion as described above, represents the value of unvested 2024 Performance Units and accumulated dividends that would be owed to the participant upon their retirement (voluntary termination by participant on or after attainment of age 55 with a minimum of fifteen years of service) and that would vest on a pro-rated basis at the end of the 2024 Performance Units vesting period (i.e., April 3, 2027).
(5c)Represents the value of unvested 2024 Performance Units and accumulated dividends that would vest within 30 days of the event.

50	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
(6)Represents the value of unvested performance units granted on April 3, 2025 (“2025 Performance Units”} and accumulated dividends that would become owed to the participant under a particular scenario.
(6a)Represents the value of unvested 2025 Performance Units and accumulated dividends that would be owed to the participant upon their death or permanent disability and that would vest at the end of the 2025 Performance Unit vesting period (i.e., April 3, 2028).
(6b)Assuming the Compensation Committee exercises its discretion as described above, represents the value of unvested 2025 Performance Units and accumulated dividends that would be owed to the participant upon their retirement (voluntary termination by participant on or after attainment of age 55 with a minimum of fifteen years of service) and that would vest on a pro-rated basis at the end of the 2025 Performance Units vesting period (i.e., April 3, 2028).
(6c)Represents the value of unvested 2025 Performance Units and accumulated dividends that would vest within 30 days of the event.
(7)Represents the value of unvested 2025 LTIP Performance Units granted on April 3, 2025 and accumulated dividends that would become owed to the participant under a particular scenario.
(7a)Represents the value of unvested 2025 LTIP Performance Units and accumulated dividends that would be owed to the participant upon their death or permanent disability and that would vest at the end of the 2025 LTIP Performance Unit vesting period (i.e., April 3, 2028).
(7b)Assuming the Compensation Committee exercises its discretion as described above, represents the value of unvested 2025 LTIP Performance Units and accumulated dividends that would be owed to the participant upon their retirement (voluntary termination by participant on or after attainment of age 55 with a minimum of fifteen years of service) and that would vest on a pro-rated basis at the end of the 2025 LTIP Performance Units vesting period (i.e., April 3, 2028).
(7c)Represents the value of unvested 2025 LTIP Performance Units and accumulated dividends that would vest within 30 days of the event.
(8)Our Executive Chairman is covered by three life insurance policies paid for by the Company, the beneficiaries of which are chosen by Mr. Stack (prior to his death the executive may receive the cash surrender value of the policy). If our Executive Chairman had died on January 31, 2026, the beneficiaries under said policies would have received $4,000,000, $2,413,407 and $166,586 under the policies. The Company also pays the premium for a disability insurance policy covering our Executive Chairman which provides up to $10,000 per month coverage.
(8a)Does not include the up to $10,000 per month benefit under Mr. Stack’s disability insurance discussed above.
Compensation Committee Report
The following Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth herein with the Company’s management and, based upon such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
The full text of the Compensation Committee’s charter is available on the Investor Relations portion of the Company’s website (http://investors.dicks.com).
Respectfully submitted,
Members of the Compensation Committee
Larry D. Stone (Chairperson)
Robert W. Eddy
Anne Fink
William J. Colombo
Larry Fitzgerald, Jr.
Lawrence J. Schorr

2026 PROXY STATEMENT	51

EXECUTIVE COMPENSATION
CEO Pay Ratio
We are required by the SEC to disclose the ratio of the annual total compensation of our President & CEO to the annual total compensation of our median teammate. For 2025:
▪The annual total compensation of our President & CEO, as reported in the Summary Compensation Table included in this proxy statement, was $15,103,545; and
▪The median of the annual total compensation of all teammates of our Company (excluding our President & CEO) was $11,259; and
▪The ratio of the annual total compensation of our President & CEO to the annual total compensation of our median teammate was 1,341 to 1.
To identify the median teammate, we first determined our population as of the last day of our fiscal year, January 31, 2026, which totaled 59,800 teammates. We excluded our President & CEO and 49 teammates based in Hong Kong from this total pursuant to the de minimis exemption under SEC regulations. We also excluded 45,400 employees of Foot Locker, Inc. and its subsidiaries, which we acquired on September 8, 2025. Our adjusted population therefore consisted of 59,750 teammates based in the U.S., of which 18,963 were full-time and 40,787 were part-time. These totals do not include individuals that we classify as independent contractors for tax purposes.
Next, we reviewed Medicare wages for the adjusted population in fiscal 2025, as reported to the Internal Revenue Service on Form W-2. We excluded 11 full-time and 119 part-time teammates who had no W-2 Medicare wages for the year. We did not annualize wages for teammates that were not employed with the Company for the full year. Our median teammate is a part-time Retail Sales Associate who has worked for the Company since 2021 and averaged 12 hours per week in 2025.
Once the median teammate was identified, we combined all of the elements of the median teammate’s compensation for 2025, including bonuses earned, in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in a total annual compensation of $11,259.
DICK’S Sporting Goods relies on part-time and temporary teammates to support our stores and distribution centers, particularly during the holiday season. To that end, in addition to the required ratio above, we also provide the following supplemental information regarding the relationship of the annual total compensation of our full-time teammates and the annual total compensation of our President & CEO. If part-time and temporary teammates are excluded from the median annual total compensation calculation, the median annual total compensation of the remaining full-time teammates is $46,524. Our median full-time teammate is a Retail Freight Flow Lead who has been with the Company since 2023. The ratio of the annual total compensation of our President & CEO to the annual total compensation of our median full-time teammate was 325 to 1.
The pay ratio included above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. SEC regulations permit companies to adopt a variety of methodologies, apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices and other factors unique to their workforce and business operations when calculating their pay ratio. Consequently, the pay ratio reported by other companies, including those companies in our Retail Peer Group, may not be comparable to the pay ratio reported above.

52	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
2025 Pay Versus Performance
The following tables and supporting narrative shows the total compensation for our Primary Executive Officer and, on an averaged basis, our other NEOs, for the past five fiscal years as set forth in the Summary Compensation Table, and the “compensation actually paid” to the same group (in each case, as determined under applicable SEC rules), as compared to certain other required metrics.
Pay Versus Performance Table

YEAR (A)	SUMMARY COMPENSATION TABLE TOTAL FOR PEO (B)($)(1)	COMPENSATION ACTUALLY PAID TO PEO (C)($)(1)(6)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NAMED EXECUTIVE OFFICERS (D)($)(2)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NAMED EXECUTIVE OFFICERS (E)($)(2)(6)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:		NET INCOME (H)($mm)	ADJUSTED NON-GAAP EARNINGS BEFORE TAXES (I)($mm)(5)
					TOTAL SHAREHOLDER RETURN (F)($)(3)	PEER GROUP TOTAL SHAREHOLDER RETURN (G)($)(4)
2025	$15,103,545	$9,558,359	$9,440,590	$7,009,579	$350	$180	$849	$1,561
2024	$12,916,771	$36,086,981	$6,127,483	$19,131,329	$640	$211	$1,165	$1,550
2023	$13,575,226	$23,065,140	$6,696,899	$14,707,587	$407	$179	$1,047	$1,433
2022	$8,434,366	$12,575,614	$4,323,685	$8,230,092	$320	$155	$1,043	$1,447
2021	$9,566,004	$32,721,261	$4,122,786	$28,328,226	$281	$161	$1,520	$2,025
(1)Reflects total compensation as shown in the Summary Compensation Table for Lauren R. Hobart, who served as our President & Chief Executive Officer (PEO) in 2021, 2022, 2023, 2024, and 2025.
(2)Reflects averaged total compensation for: Navdeep Gupta, Lee J. Belitsky, Edward W. Stack, Donald J. Germano, and Vlad Rak in 2021; and Navdeep Gupta, Edward W. Stack, Raymond A. Sliva, and Vlad Rak in 2022, 2023, 2024, and 2025 as shown in the Summary Compensation Table for each respective year.
(3)Represents the cumulative total shareholder return (“TSR”) of the Company from the end of the 2021, 2022, 2023, 2024, and 2025 fiscal periods, assuming $100 was invested in the Company’s common stock at the beginning of the measurement period and that all dividends were reinvested.
(4)Represents the cumulative TSR of the S&P 500 Specialty Retail Index for the relevant measuring period, assuming $100 was invested in the S&P 500 Specialty Retail Index at the beginning of the measurement period and that all dividends were reinvested.
(5)The company selected measure, which is the measure we believe represents the most important financial performance not otherwise presented in the table above that we use to link CAP (as defined below) to our NEOs for fiscal 2025 to our Company’s performance, is adjusted consolidated earnings before taxes, referred to as Adjusted Non-GAAP EBT, a Non-GAAP financial measure. See Appendix A for the GAAP to non-GAAP reconciliations and related information.
(6)SEC rules require that certain adjustments, both deductions and additions, be made to the Summary Compensation Table totals to determine “compensation actually paid” (“CAP”) as reported in the Pay versus Performance Table. CAP does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. In general, CAP is required by SEC rules to be calculated as Summary Compensation Table total compensation with the following required adjustments:

YEAR	SUMMARY COMPENSATION TABLE TOTAL ($)	DEDUCTIONS FROM SUMMARY COMPENSATION TABLE TOTAL PAY ($)(1)	ADDITIONS TO SUMMARY COMPENSATION TABLE TOTAL PAY ($)(3)	COMPENSATION ACTUALLY PAID ($)
Lauren R. Hobart(2), President & Chief Executive Officer (PEO)
2025	$15,103,545	$(11,000,166)	$5,454,980	$9,558,359
2024	$12,916,771	$(7,500,202)	$30,670,412	$36,086,981
2023	$13,575,226	$(9,750,307)	$19,240,221	$23,065,140
2022	$8,434,366	$(5,000,142)	$9,141,390	$12,575,614
2021	$9,566,004	$(5,000,035)	$28,155,292	$32,721,261
Average for other Named Executive Officers indicated above
2025	$9,440,590	$(7,062,710)	$4,631,699	$7,009,579
2024	$6,127,483	$(3,456,441)	$16,460,287	$19,131,329
2023	$6,696,899	$(4,712,715)	$12,723,403	$14,707,587
2022	$4,323,685	$(2,687,610)	$6,594,017	$8,230,092
2021	$4,122,786	$(1,680,094)	$25,885,534	$28,328,226
(1)Reflects the grant date fair values as reported under the “Options Awards” and “Stock Awards” columns of the Summary Compensation Table from the applicable year.
(2)Lauren R. Hobart served as President & Chief Executive Officer, and therefore PEO, in 2021, 2022, 2023, 2024, and 2025.
(3)The following table sets forth additional adjustments made during each year represented in the Pay Versus Performance Table to arrive at the referenced CAP for the individuals listed therein.

2026 PROXY STATEMENT	53

EXECUTIVE COMPENSATION

YEAR	YEAR END FAIR VALUE OF CURRENT YEAR EQUITY AWARDS ($)	YEAR OVER YEAR CHANGE IN FAIR VALUE OF OUTSTANDING AND UNVESTED EQUITY AWARDS ($)(3)	FAIR VALUE AS OF VESTING DATE OF EQUITY AWARDS GRANTED AND VESTED IN THE SAME YEAR ($)	YEAR OVER YEAR CHANGE IN FAIR VALUE OF EQUITY AWARDS GRANTED IN PRIOR YEAR THAT VESTED IN THE YEAR ($)(3)	FAIR VALUE AT THE END OF THE PRIOR YEAR OF EQUITY AWARDS THAT FAILED TO MEET VESTING CONDITIONS IN THE YEAR ($)	VALUE OF DIVIDENDS OR OTHER EARNINGS PAID ON STOCK OR OPTION AWARDS NOT OTHERWISE REFLECTED IN FAIR VALUE OR TOTAL COMPENSATION ($)(2)	TOTAL EQUITY AWARD ADJUSTMENTS ($)
Lauren R. Hobart(1), President & Chief Executive Officer (PEO)
2025	$12,266,852	$(3,707,989)	—	$(3,823,227)	—	$719,344	$5,454,980
2024	$10,967,587	$10,536,643	—	$7,861,691	—	$1,304,491	$30,670,412
2023	$10,854,673	$5,471,001	—	$2,090,979	—	$823,568	$19,240,221
2022	$6,229,451	$3,536,215	—	$(1,601,641)	—	$977,365	$9,141,390
2021	$10,709,359	$16,205,968	—	$1,155,803	—	$84,162	$28,155,292
Average for other Named Executive Officers indicated above
2025	$7,875,894	$(1,700,358)	—	$(1,906,063)	—	$362,226	$4,631,699
2024	$4,929,823	$5,145,259	—	$5,969,595	—	$415,610	$16,460,287
2023	$5,227,077	$3,378,662	—	$2,813,739	—	$1,303,925	$12,723,403
2022	$2,959,021	$4,391,754	—	$(1,407,544)	—	$650,786	$6,594,017
2021	$3,367,199	$20,904,721	—	$1,519,563	—	$94,051	$25,885,534
(1)Lauren R. Hobart was named President & Chief Executive Officer and therefore PEO in 2021, 2022, 2023, 2024 and 2025.
(2)Represents dividends paid on equity awards vesting during the period, which were accrued during the vesting period of the award.
(3)Measurement date equity fair values are calculated with assumptions derived on a basis consistent with those used for grant date fair value purposes.

54	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
Compensation Actually Paid Versus Company Performance
Below are charts that provide a clear, visual depiction showing the relationship of CAP to our PEO and other Named Executive Officers in 2021, 2022, 2023, 2024, and 2025 to (1) TSR of both DICK’S Sporting Goods and the S&P 500 Specialty Retail Index, (2) DICK’S Sporting Goods net income and (3) Adjusted Non-GAAP EBT. CAP, as required under SEC rules, reflects adjusted values to unvested and vested equity awards during the years shown in the table based on year-end stock prices, various accounting valuation assumptions, and projected performance modifiers but does not reflect actual amounts paid out for those awards. CAP generally fluctuates due to stock price achievement and varying levels of projected and actual achievement of performance goals.
COMPENSATION ACTUALLY PAID VERSUS TSR 2021 - 2025
COMPENSATION ACTUALLY PAID VERSUS NET INCOME AND ADJUSTED NON-GAAP EBT 2021 - 2025
Tabular List of Most Important Measures
The following table lists the measures we believe are most important in linking compensation actually paid to company performance during 2025.

Adjusted Non-GAAP EBT

Adjusted Net Sales

External Merchandise Margin

eCommerce Comp Sales Growth

Further details on these measures and how they feature in our compensation plans can be found in our Compensation Discussion & Analysis.

2026 PROXY STATEMENT	55

ITEM 3:	The Board unanimously recommends a vote “FOR” ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2026.

Ratification of Independent Registered Public Accounting Firm
Deloitte & Touche LLP (“D&T”) has served as our independent registered public accounting firm since 1998. For fiscal 2025, D&T rendered professional services in connection with the audit of our financial statements, including review of quarterly reports and other filings with the SEC, and also provided tax and other services. D&T is knowledgeable about our operations and accounting practices and well qualified to act as our independent registered public accounting firm, and the Audit Committee has appointed D&T as such for fiscal 2026.
Representatives of D&T will be present during the virtual 2026 Annual Meeting of Stockholders to respond to questions submitted in advance and make statements as they desire.

Report of the Audit Committee
The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.
The primary purpose of the Audit Committee is to act on behalf of the Board of Directors in its oversight of all material aspects of the accounting and financial reporting processes, internal controls and audit functions of the Company, including its compliance with Section 404 of the Sarbanes-Oxley Act of 2002.
Management has primary responsibility for the Company’s financial statements and reporting processes, including its internal controls and disclosure controls and procedures. The Company’s independent registered public accounting firm, Deloitte & Touche LLP (sometimes referred to as D&T), is responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.
In fulfilling its oversight responsibilities for fiscal 2025, the Audit Committee reviewed and discussed with both Company management and the Company’s independent auditors all annual financial statements and quarterly operating results released in fiscal 2025 prior to their issuance. During fiscal 2025, management reviewed significant accounting and disclosure issues with the Audit Committee and advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles. These reviews also included discussions with the outside auditors of matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee also received the written disclosures and letter from D&T required by applicable requirements of the Public Company Accounting Oversight Board regarding D&T’s communications with the Audit Committee concerning independence, and had discussions with D&T regarding its independence. The Audit Committee also received, reviewed and discussed with D&T the report required by Section 10A(k) of the Exchange Act.
Based on the reviews, discussions and disclosures referred to above, the undersigned Audit Committee members recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited financial statements for the fiscal year ended January 31, 2026 in the Company’s Annual Report on Form 10-K for such fiscal year.
Members of the Audit Committee
Mark J. Barrenechea (Chairperson)
Emanuel Chirico
Sandeep Mathrani
Desiree Ralls-Morrison

56	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
Audit and Non-Audit Fees and Independent Public Accountants
The following table presents fees for professional audit services rendered by D&T for the audit of the Company’s annual consolidated financial statements for fiscal years 2024 and 2025 and fees billed for other services rendered by D&T for fiscal years 2024 and 2025.

	FISCAL 2024	FISCAL 2025
Audit Fees	$1,467,010	$4,603,826
Audit-Related Fees	$777,745	$186,027
Tax Fees	$146,299	$242,204
All Other Fees	$5,685	$6,083
Total All Fees	$2,396,739	$5,038,140
Audit Fees — Audit fees include fees associated with the audit of our annual financial statements, the audit of our internal control over financial reporting, the review of our quarterly financial information, and services that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, consents, assistance with the review of registration statements filed with the SEC and consultation regarding financial accounting and/or reporting standards.
Audit-Related Fees — Audit-related fees principally included fees relating to merger and acquisition services, ESG advisory services and an employee benefit plan audit.
Tax Fees — Tax fees were for tax-related services related primarily to tax consulting and tax planning.
All Other Fees — All other fees were for accounting research subscriptions.
Pre-Approval Policies and Procedures
The Audit Committee pre-approves all auditing services and any non-audit services that the independent registered public accounting firm is permitted to render under Section 10A(h) of the Exchange Act. The Audit Committee may delegate the pre-approval to one of its members, provided that if such delegation is made, the full Audit Committee must be presented at its next regularly scheduled meeting with any pre-approval decision made by that member. The Audit Committee has pre-approved certain non-audit services for fiscal 2026 up to $35,000 per project.

2026 PROXY STATEMENT	57

TRANSACTIONS WITH RELATED PERSONS
Our written Related Person Transaction Approval Policy & Procedures (“RPT Policy”) requires the Audit Committee to review transactions required to be reported under Item 404 of the SEC’s Regulation S-K. Transactions (or series of related transactions) that would generally fall within the scope of our RPT Policy include those where the amount involved exceeds $120,000, other than compensation between a person covered by the RPT Policy and the Company (and its subsidiaries). Further, contributions to charitable organizations where a related person has an interest in amounts that do not exceed the greater of $1,000,000 or 2% of the charity’s annual gross revenues are not considered transactions within the RPT Policy, so long as the related person does not receive compensation for their role at the charity.
Transactions are presented to the Audit Committee for approval before they are entered into or, if this is not possible, for ratification. The Audit Committee approves or ratifies a transaction if it determines that the transaction is consistent with the best interests of the Company and its stockholders. Information regarding potential related person transactions is obtained through both self-reporting, including through submission of annual director and executive officer questionnaires, and through review of Company records.
The Audit Committee reviewed and approved or ratified the transactions set forth below in accordance with the terms of our RPT Policy:
The Company utilizes certain aircraft owned through limited liability companies solely owned by Edward W. Stack, pursuant to an aircraft usage agreement and related leases with Mr. Stack’s limited liability companies (the “Aircraft Usage Agreement”). The Aircraft Usage Agreement provides for the Company’s use of certain aircraft and the storage and maintenance of the aircraft at the Company’s hangar. In addition, the Company maintains a fuel farm at the Company’s hangar and has entered into an arrangement with Mr. Stack to allow fueling of his aircraft used for non-Company flights utilizing the Company’s fuel farm (the “Fuel Farm Arrangement”). The Company has an agreement with a third-party aircraft management company (the “Aircraft Management Company”) to provide aviation support services for the Company’s owned and leased aircraft (including aircraft utilized pursuant to the Aircraft Usage Agreement). The Company and Mr. Stack are also parties to a cost-sharing arrangement related to certain shared services provided by the Aircraft Management Company in connection with the Company’s and Mr. Stack’s aircraft (the “Aircraft Shared Services Arrangement”).
Under the Aircraft Usage Agreement, we pay Mr. Stack’s limited liability companies a monthly rent amount for the right to use the aircraft for up to 325 flight hours per year, and certain variable costs (including certain maintenance fees) and applicable taxes. At the Company’s election, we can also use certain aircraft under the Aircraft Usage Agreement based on specified hourly rates. During fiscal 2025, we made aggregate payments under the terms of the Aircraft Usage Agreement of $10.4 million to Mr. Stack.
The Company and Mr. Stack each pay the Aircraft Management Company a pro rata share of the cost for the shared services provided under the Aircraft Shared Services Arrangement. In fiscal 2025, the Company paid $1,431,263 to the Aircraft Management Company attributable to the Company’s portion of such shared services, and Mr. Stack paid $806,067 to the Aircraft Management Company attributable to his portion of such shared services.
Under the Fuel Farm Arrangement, Mr. Stack can purchase fuel for his aircraft from the Company. During fiscal 2025, Mr. Stack made aggregate payments to the Company of $857,143 under the Fuel Farm Arrangement.
During fiscal 2025, the Company, through a wholly-owned subsidiary, purchased a Bombardier Global 6500 aircraft (the “Acquired Aircraft”) from a limited liability company solely owned by Mr. Stack. The Acquired Aircraft was previously stored and maintained at the Company’s hangar and utilized by the Company pursuant to the “Aircraft Usage Agreement”. The Company purchased the Acquired Aircraft for $49.0 million. The purchase price was based on an independent opinion of value of the Acquired Aircraft, which was reviewed by the Audit Committee prior to its approval of the purchase pursuant to the RPT Policy.
The Company maintains arrangements pursuant to which the Company’s executive officers and directors may enter into non-exclusive aircraft time sharing agreements to use the Company’s aircraft for personal use when available. The agreements allow such executive officers and directors to compensate the Company for such personal use if the flight is not operated as

58	DICK’S SPORTING GOODS, INC.

TRANSACTIONS WITH RELATED PERSONS
a charter. For flights under the time sharing agreements, such executive officers and directors will compensate the Company based on a cost reimbursement methodology compliant with Federal Aviation Administration (“FAA”) and Department of Transportation (“DOT”) regulations. During the fiscal year, reimbursements under each agreement were less than $120,000.
In fiscal 2025 the Company paid $486,393 to South Hills Landscaping & Excavating, Inc. (“South Hills”) for all-seasons landscaping services at the Company’s Customer Support Center and surrounding areas pursuant to a three-year agreement entered into in 2023. In September 2025, the Audit Committee reviewed and approved the Company’s entry into a new three-year agreement with South Hills, which became effective upon the expiration of the prior three-year agreement in March 2026. South Hills is owned by Darren Davis, the brother-in-law of Edward W. Stack. The existing agreement may be terminated by the Company at any time without penalty upon thirty days’ written notice to South Hills or under the other conditions for termination set forth therein.
During 2025, we leased a store location from Stack Associates, LLC, a New York limited liability company established by the estate of Richard “Dick” Stack, our founder and father of Edward W. Stack. In fiscal 2025, we paid $100,000 under the lease, which was originally scheduled to end in June 2026, but was instead terminated as of June 30, 2025 in connection with its transfer to the DICK’S Sporting Goods Foundation as a charitable donation by the estate of Donna Stack.
Michael Stack, the Company’s President, Golf Galaxy & Senior Vice President, DICK’S Footwear, is the son of our Executive Chairman. He earned compensation in 2025 consisting of $442,973 in salary, $226,878 in a cash bonus, $1,250,212 in equity awards and other de minimis benefits. In fiscal 2025, his total direct compensation was comparable to other employees at his level. He also received health and welfare benefits on the same basis as other eligible teammates in similar positions. For fiscal 2026, Mr. Stack’s total direct compensation is anticipated to be consistent with other employees in similar roles at the Company.

2026 PROXY STATEMENT	59

ITEM 4:
The Board unanimously recommends a vote “AGAINST” this stockholder proposal requesting that the Company issue a report assessing whether business decisions involving transgenderism have been fully informed.

Stockholder Proposal — Request for Report on Women’s Rights Related Business Risk and Decision Framework
The National Center for Public Policy Research has advised the Company of its intention to present a proposal (the “Proposal”) at the 2026 Annual Meeting. The stockholder’s submission for inclusion in the proxy statement appears below, without edit by us, and the Board’s statement in opposition follows thereafter. The stockholder proposal will only be voted on at the 2026 Annual Meeting if properly presented by or on behalf of the stockholder.
The address and the number of shares owned by the stockholder will be provided promptly upon written request to the Corporate Secretary.

Women’s Rights Audit
Resolved: Shareholders request that Dick’s Sporting Goods, Inc. (Dick’s) issue a report, prepared at reasonable cost and omitting proprietary or confidential information, assessing whether business decisions involving transgenderism have been fully informed by both (1) a definition of “woman” that limits the word to adult females, and (2) the risks to females stemming from having males who claim to be females forcibly inserted into women’s and girls’ private spaces and sports under the guise of “transgender rights.”
Supporting Statement
Dick’s has claimed that the Company will “fight to champion women and address their concerns and needs” and that Dick’s is “all in on supporting girls and women in all walks of life.”i Despite these claims, Dick’s has partnered with the Gay, Lesbian & Straight Education Network (GLSEN) and Catalyst, two organizations that apparently have advanced policies prioritizing males identifying females over actual females.ii Further, Dick’s is rated High Risk on the 1792 Exchange due to, among other things, the 1792 Exchange’s findings that the company (1) “discriminates against vendors that do not promote divisive sex and gender policies,” (2) “forces employees to attend multiple, controversial trainings on gender identity, sexual orientation, [and] transgender issues,” and (3) “provides gender transition guidelines for its employees and … transgender services funded by the company.”iii
Dick’s controversial transgender-related policies indicate that Dick’s does not support female athletes, which puts Dick’s at risk for financial, reputational, and legal harm. Many females have spoken out against discrimination against females under the guise of transgender activism:
1.Lainey Armistead, a female track athlete, filed suit to defend West Virginia’s Save Women’s Sport Act; Armistead believes that “protecting fairness in women’s sports is a women’s rights issue.”iv
2.Chelsea Mitchell, a female track athlete, filed suit against the Connecticut Interscholastic Athletic Conference because she believes “girls and women shouldn’t be stripped of their right to fair competition.”v
3.Tish Hyman, a female singer, was assaulted in November 2025 and confronted CA State Sen. Scott Weiner about protecting females from males identifying as females in female-only spaces: “As a lesbian woman who was attacked in a women’s locker room at Gold’s Gym… by a self-identifying trans woman with a documented history of domestic violence, I’m deeply concerned about women’s safety in female only spaces.”vi
Dick’s seemingly supports the spirit of Title IX, which “prohibits sex-based discrimination in education programs and activities that receive federal financial assistance.”vii However, Dick’s current policies apparently directly contradict the February 5, 2025 Executive Order which rescinds federal funding “from educational programs that deprive women and girls of fair athletic opportunities, which results in the endangerment, humiliation, and silencing of women and girls and deprives them of privacy,

60	DICK’S SPORTING GOODS, INC.

ITEM 4 - STOCKHOLDER PROPOSAL — GENDER-BASED RISK REPORT
viii For these reasons, we request a report assessing whether business decisions involving transgenderism have been fully informed by clear, sex-based definitions of women and by a rigorous assessment of the attendant financial, legal, reputational, and safety risks to females.
i https://www.prnewswire.com/news-releases/dicks-sporting-goods-releases-campaign-focused-on-female-leadership-301245853.html.
ii https://www.glsen.org/blog/4-big-problems-anti-trans-bathroom-bills-and-how-you-can-help; https://www.instagram.com/p/CfbijCOuSkX/;
https://www.catalyst.org/insights/2022/creating-new-norms-gender-identity.
iii https://1792exchange.com/pdf/?c_id=2785 .
iv https://adflegal.org/press-release/wvsu/soccer-player-seeks-protect-womens-sports/
v https://adflegal.org/article/i-was-fastest-girl-connecticut-transgender-athletes-made-it-unfair-fight/
vi https://cbaustin.com/news/nation-world/tish-hymen-confronts-california-state-sen-wiener-over-trans-women-in-female-locker-rooms-scott-weiner-golds-gym-trans-people.
vii https://www.ed.gov/laws-and-policy/civil-rights-laws/title-ix-and-sex-discrimination; https://www.prnewswire.com/news-releases/dicks-sporting-goods-champions-national-girls--women-in-sports-day-301471235.html.
viii https://www.whitehouse.gov/presidential-actions/2025/02/keeping-men-out-of-womens-sports/.
Board’s Response to Stockholder Proposal
The Board has considered this Proposal and has concluded that its adoption is unnecessary for the following reasons:
§The Company strives to empower and support athletes through its products, services and philanthropy.
§We have policies in place to attract qualified employees and vendors while complying with applicable laws and regulations.
§The requested audit and report are not in the best interests of the Company or its stockholders as we already evaluate and report on legal and other relevant risks in the ordinary course of our business.
On this basis, the Board unanimously recommends a vote “AGAINST” this proposal.
Our Products, Services and Philanthropy Are Designed to Support Athletes
We believe sports have the power to change lives. Our mission is to create confidence and excitement by inspiring, supporting, and personally equipping athletes to achieve their dreams and we do this through our product assortment, services and teammates’ knowledge that our athletes can access in store and online. Our established shared values as a Company—Dedication, Optimism, Integrity, and Authenticity—guide our actions and decisions with our athletes, vendor partners, teammates and communities. In addition, we created The DICK’S Sporting Goods Foundation (“Foundation”) to inspire and enable sports participation. Since its inception, we’ve helped more than 3 million kids get and stay in the game. The Foundation’s flagship initiative, The Sports Matter Program, provides grants and other support such as equipment and playing fields and courts to help 501c3 organizations, schools, and community teams across all 50 states provide opportunities for youth to play sports. Through our Community Outreach Programs, we also proudly offer sponsorships to teams and leagues in the communities we serve.
Our Employee and Vendor Policies Help Us Retain Qualified People and Service Providers
We are an Equal Employment Opportunity employer and have a long-standing commitment to treating teammates equally and to complying with the full range of applicable laws regarding fair employment practices and non-discrimination. We seek to develop and enhance talent systems that support equal access to employment and career growth opportunities. We regularly review and refine our relevant policies and practices considering our evolving business needs.
Our Code of Ethics and Business Conduct (the “Code”) outlines our obligation to our stockholders and vendors to make our business decisions in the Company’s best interests and reflects our commitment to building ethical, professional and meaningful relationships with our teammates, vendors, customers (whom we refer to as athletes), stockholders, and communities. The Code requires that we treat our teammates with integrity and respect and do not discriminate against them. Regarding vendors,

2026 PROXY STATEMENT	61

ITEM 4 - STOCKHOLDER PROPOSAL — GENDER-BASED RISK REPORT
our contracting and purchasing decisions must be made based on quality, service, and price and, when deciding among competing vendors, we must weigh all the facts impartially. We believe that through these principles we can support our compliance with law while delivering quality products to athletes and being an employer of choice.
We Already Review and Report on Our Risks and Related Processes
Our Board, directly and through its committees, is responsible for maintaining active oversight of our risk management and legal compliance programs. The Board’s Audit Committee oversees financial, legal, and compliance risks related to our business, the Governance & Nominating Committee provides oversight, monitors and assesses risks and strategies related to corporate responsibility, and the Compensation Committee assists the full Board in its oversight of the Company’s strategies, policies, and practices relating to our teammates. The Board also receives regular updates on legal and regulatory developments, including updates on legislative developments, government investigations, litigation, and other legal proceedings.
The review and report requested by the Proposal is unnecessary, as we already have well-established compliance and risk oversight programs and processes that are detailed above and in the “Risk Oversight” section of this proxy statement. At the management level, our Executive Vice President, Chief People, Purpose & Transformation Officer is focused on matters affecting our teammates and our Executive Risk & Compliance Committee (comprised of senior members of Company management) provides oversight to the Company’s risk and compliance programs and reinforces Company efforts related to compliance. Within our Legal team, teammates led by our Senior Vice President, General Counsel & Corporate Secretary are focused on legal and regulatory compliance across our business operations. Together, these governance policies and practices support our efforts to operate effectively, drive stockholder value, and be a continued employer of choice.
We are subject to numerous and evolving laws and regulations that govern the operations of our business, including but not limited to those related to appropriate employment and recruitment practices. As a public company, we are further required to identify, assess, and report on the material risks and uncertainties that face our business, which may include risks related to such employment laws and regulations. Thus, the requested report would not provide additional helpful information to our stockholders.
The Board unanimously recommends a vote “AGAINST” this Proposal.

62	DICK’S SPORTING GOODS, INC.

OTHER INFORMATION
Stock Ownership
The following table contains information regarding the beneficial owners of 5% or more of our outstanding common stock (including our Class B common stock, as it is convertible into our common stock at any time) as of April 13, 2026, excluding members of our Board and their affiliates.
A person has beneficial ownership of shares if the person has the power to vote or dispose of such shares. This power can be exclusive or shared, direct or indirect. In addition, a person is considered by SEC rules to beneficially own shares underlying options and convertible securities if that person has the right to acquire beneficial ownership of the underlying shares within 60 days of the date that beneficial ownership is calculated, including through the exercise or conversion of such options or convertible securities.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)		PERCENTAGE OF COMMON STOCK(1)	PERCENTAGE OF CLASS B COMMON STOCK(1)
Common Stock	Wellington Management Company LLP and affiliated entities 280 Congress Street Boston, MA 02210	8,491,948	(2)	12.79%	—
Common Stock	The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	5,850,223	(3)	10.39%	—
Common Stock	BlackRock Inc. 50 Hudson Yards New York, NY 10001	5,521,193	(4)	9.80%	—
Common Stock	FMR LLC 245 Summer Street Boston, MA 02210	5,251,763	(5)	7.90%	—
(1)Ownership information is as reported by the stockholder in its most recently filed Schedule 13G filing.
(2)Share ownership amounts are based on figures set forth in Amendment No. 4 to Schedule 13G filed on behalf of Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP, and Wellington Management Company LLP on February 10, 2026. Of the shares beneficially owned, (i) Wellington Management Group LLP has sole power to vote with respect to 0 shares, shared power to vote with respect to 7,639,734 shares, sole power to direct disposition with respect to 0 shares, and shared power to direct disposition with respect to 8,491,948 shares; (ii) Wellington Group Holdings LLP has sole power to vote with respect to 0 shares, shared power to vote with respect to 7,639,734 shares, sole power to direct disposition with respect to 0 shares, and shared power to direct disposition with respect to 8,491,948 shares; (iii) Wellington Investment Advisers Holdings LLP has sole power to vote with respect to 0 shares, shared power to vote with respect to 7,639,734 shares, sole power to direct disposition with respect to 0 shares, and shared power to direct disposition with respect to 8,491,948 shares; and (iv) Wellington Management Company LLP has sole power to vote with respect to 0 shares, shared power to vote with respect to 7,494,015 shares, sole power to direct disposition with respect to 0 shares, and shared power to direct disposition with respect to 7,695,283 shares. Wellington Group Holdings LLP, Wellington Investment Advisors LLP, Wellington Management Global Holdings, Ltd., and one or more Wellington investment adviser entities beneficially own shares of our common stock. Wellington Management Group LLP is parent holding company of certain holding companies and the Wellington investment adviser entities, and the shares are owned of record by clients of these Wellington investment adviser entities. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP.
(3)Share ownership amounts are based on figures set forth in Amendment No. 12 to Schedule 13G filed by The Vanguard Group on April 7, 2025. Of the shares beneficially owned, The Vanguard Group has sole power to vote with respect to 0 shares, shared power to vote with respect to 31,239 shares, sole power to direct disposition with respect to 5,777,096 shares, and shared power to direct disposition with respect to 73,127 shares. The Vanguard Group’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares. On March 26, 2026, The Vanguard Group further amended its Schedule 13G/A to disclose an internal realignment that occurred on January 12, 2026. Due to the internal realignment, certain subsidiaries or business divisions of subsidiaries of The Vanguard Group that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group will report beneficial ownership separately (on a disaggregated basis) from The Vanguard Group. As of March 26, 2026, The Vanguard Group reported that it no longer has, or is deemed to have, beneficial ownership over securities beneficially owned by these subsidiaries and/or business divisions.
(4)Share ownership amounts are based on figures set forth in Schedule 13G filed by BlackRock, Inc. on July 17, 2025. Of the shares beneficially owned, BlackRock, Inc. has sole power to vote with respect to 5,171,339 shares, shared power to vote with respect to 0 shares, sole power to direct disposition with respect to 5,521,193 shares and shared power to direct disposition with respect to 0 shares. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of shares for our common stock. BlackRock, Inc. is a parent holding company for the following reporting business units of BlackRock Inc. that beneficially own shares of our common stock: BlackRock Life Limited, BlackRock Advisors, LLC, BlackRock France SAS, BlackRock

2026 PROXY STATEMENT	63

OTHER INFORMATION
(Netherlands) B.V., BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co. Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, BlackRock Asset Management North Asia Limited, BlackRock (Singapore) Limited, and BlackRock Fund Managers Ltd.
(5)Share ownership amounts are based on figures set forth in Amendment 7 to Schedule 13G filed by FMR LLC and Abigail P. Johnson on February 5, 2026 and rounded to the nearest whole share. Of the shares beneficially owned, FMR LLC has sole power to vote with respect to 4,978,116 shares, shared power to vote with respect to 0 shares, sole power to direct disposition with respect to 5,251,763 shares, and shared power to direct disposition with respect to 0 shares. Abigail P. Johnson has sole power to direct disposition with respect to 5,251,763 shares and sole power to vote, shared power to vote, and shared power to direct disposition of 0 shares. One or more other persons are known to have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of shares of our common stock. FMR LLC is a parent holding company for the following subsidiaries that beneficially own shares of our common stock: FIAM LLC, Fidelity Diversifying Solutions LLC, Fidelity Institutional Asset Management Trust Company, Fidelity Management & Research Company LLC, Fidelity Management Trust Company, and Strategic Advisers LLC. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.
The following table reflects the number of shares of our common stock and Class B common stock beneficially owned (unless otherwise indicated) by (i) our named executive officers listed in the “Summary Compensation Table” of this proxy statement, (ii) our directors and nominees and (iii) all of our directors and executive officers (including those who are not “named executive officers”) as a group, as of April 13, 2026.
A person has beneficial ownership of shares if he or she has the power to vote or dispose of such shares. This power can be exclusive or shared, direct or indirect. In addition, a person is considered by SEC rules to beneficially own shares underlying options and convertible securities that are presently exercisable or convertible, or that will become exercisable or convertible within 60 days of the date that beneficial ownership is calculated, which, for the purposes of the table below, is April 13, 2026. Except as otherwise noted, the beneficial owners listed have sole voting and/or investment power with respect to the shares shown.
As of April 13, 2026, there were 65,878,268 shares of common stock issued and outstanding and 23,570,633 shares of Class B common stock issued and outstanding.

NAMED EXECUTIVE OFFICERS, DIRECTORS AND NOMINEES	SHARES BENEFICIALLY OWNED
	NUMBER				PERCENT
	COMMON STOCK		CLASS B COMMON STOCK		COMMON STOCK(1)	CLASS B COMMON STOCK(1)		VOTING POWER
Edward W. Stack	2,163,179	(2)	13,683,444	(3)	3.24%	58.05%		45.94%
Lauren R. Hobart	292,383	(4)	—		*	—		*
Navdeep Gupta	71,550	(4)	—		*	—		*
Raymond A. Sliva	29,267	(4)	—		*	—		*
Vlad Rak	29,317	(4)	—		*	—		*
Mark J. Barrenechea	9,952	(5)	—		*	—		*
Emanuel Chirico	46,637	(5)	—		*	—		*
William J. Colombo	264,380	(6)	11,965,997	(7)	*	50.77%		39.76%
Robert W. Eddy	5,073	(5)	—		*	—		*
Anne Fink	17,602	(5)	—		*	—		*
Larry Fitzgerald, Jr.	11,526	(5)	—		*	—		*
Sandeep Mathrani	11,373	(5)	—		*	—		*
Desiree Ralls-Morrison	6,584	(5)	—		*	—		*
Lawrence J. Schorr	70,339	(5)	—		*	—		*
Larry D. Stone	145,060	(5)	—		*	—		*
All Directors and Executive Officers as a group (19 persons total)	3,219,446	(8)	22,644,666	(9)	4.82%	96.07%	(9)	75.91%	(9)
*    Percentage of shares of common stock or Class B common stock beneficially owned does not exceed one percent (1%).
(1)Percentage of shares of common stock and Class B common stock beneficially owned are each calculated on a class-basis.

64	DICK’S SPORTING GOODS, INC.

OTHER INFORMATION
(2)Includes 958,466 shares of common stock issuable upon exercise of options that are exercisable within 60 days of April 13, 2026 and 109,857 shares of restricted stock subject to vesting and excludes 181,003 shares represented by unvested performance units.
(3)Mr. Stack has indirect ownership with respect to 4,411,383 shares of Class B common stock owned by grantor retained annuity trusts for which Mr. Stack retains sole voting and dispositive power as trustee. In addition, pursuant to a Memorandum of Understanding (“MOU”) dated March 2, 2009, Mr. Stack’s former spouse holds 3,990,630 shares of Class B common stock, which are included in the number of shares owned by Mr. Stack for purposes of this table, as he retains voting but not dispositive power with respect to such shares.
(4)Includes shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 13, 2026 with respect to the following: 20,083 held by Ms. Hobart. Also includes shares of restricted stock subject to vesting with respect to the following: 58,892 held by Ms. Hobart, 13,420 held by Mr. Gupta; 11,790 held by Mr. Sliva; and 10,368 held by Mr. Rak. Excludes shares represented by unvested performance units with respect to the following: 97,096 held by Ms. Hobart; 20,323 held by Mr. Gupta; 17,341 held by Mr. Sliva; and 16,121 held by Mr. Rak.
(5)Includes the following shares of restricted stock and restricted stock units subject to vesting: 975 held by Ms. Fink and Ms. Ralls-Morrison and Messrs. Barrenechea, Chirico, Mathrani, and Stone; excludes the following restricted stock units subject to vesting pursuant to the director deferral plan: 975 held by Messrs. Schorr, Eddy, and Fitzgerald; and excludes 2,146 vested restricted stock units pursuant to the director deferral plan for Mr. Schorr.
(6)Includes 975 shares of restricted stock subject to vesting and 173,012 shares of common stock held indirectly in a trust. Also includes 90,393 shares of common stock held by trusts for the benefit of Mr. Stack’s children, for which Mr. Colombo serves as a manager and voting member of the investment committee of the trustee. In this capacity, Mr. Colombo has shared voting and dispositive power over the common stock held in the trust (but no pecuniary interest), as outlined in the irrevocable trust agreements governing the terms of the trusts and the operating agreement of the trustee.
(7)These shares of Class B common stock are held by trusts for the benefit of Mr. Stack’s children, for which Mr. Colombo serves as a manager and voting member of the investment committee of the trustee. In this capacity, Mr. Colombo has shared voting and/or dispositive power over the Class B common stock held in the trusts (but no pecuniary interest), as outlined in the irrevocable trust agreements governing the terms of the trusts and the operating agreement of the trustee.
(8)Includes 982,689 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 13, 2026 and 236,688 shares of restricted stock and restricted stock units subject to vesting. Excludes 2,925 restricted stock units subject to vesting pursuant to the director deferral plan, 2,146 vested restricted stock units pursuant to the director deferral plan, 361,006 shares represented by unvested performance units, and 8,300 restricted stock units subject to vesting.
(9)Includes 3,004,775 shares of Class B common stock held by a trust for the benefit of Mr. Stack’s children. These shares are included in the rows above for each of Mr. Stack and Mr. Colombo individually, but such shares are only counted once for purposes of this row of the table.
Delinquent Section 16(a) Reports
The Company’s directors and executive officers are required under Section 16(a) of the Exchange Act, to file reports of ownership and changes in ownership of the Company’s common stock with the SEC. Based upon a review of filings with the SEC and written representations from our directors and executive officers, we believe that all of our directors and executive officers complied during fiscal 2025 with the reporting requirements of Section 16(a) of the Exchange Act, with the exception of Matthew Barnes, President - Foot Locker International, who filed a Form 4 on December 11, 2025 to report a sign-on equity award of 4,388 shares of restricted stock units that were granted on December 3, 2025.
Insider Trading Policy; Hedging Prohibition
The Company maintains an Insider Trading Policy governing the purchase, sale and other dispositions of the Company’s securities by our teammates, directors, contractors and consultants, as well as the Company itself, which is designed to promote compliance with insider trading laws, rules and regulations and applicable NYSE listing standards.
Our Insider Trading Policy acknowledges that hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, and may permit a holder to continue to own our common stock obtained through benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, our teammates, directors, contractors and consultants to whom our policy applies, may no longer have the same objectives as our other stockholders. As such, the Company’s named executive officers and directors are strictly prohibited from engaging in such transactions, and the remaining teammates subject to the policy are strongly discouraged from engaging in such transactions. Transactions involving a broad-based index or a broad-based fund that include Company securities in addition to securities of other companies, including, for example, transactions involving exchange funds pursuant to which an insider divests Company securities, are not considered hedging transactions under our policy. Any teammate not prohibited from entering into such an arrangement must first submit the proposed transaction for approval by our General Counsel at least two weeks prior to the proposed transaction.
Code of Ethics and Business Conduct
Our Board has adopted a Code of Ethics and Business Conduct that applies to all of our officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, and a separate Code of Ethics and Business Conduct for our directors. Both Codes of Ethics and Business Conduct are available on the Investor Relations portion of our website (http://investors.dicks.com) and are available in print to any Company stockholder upon request. We intend to post on our

2026 PROXY STATEMENT	65

OTHER INFORMATION
website substantive amendments to or waivers from our Codes of Ethics and Business Conduct to the extent applicable to our principal executive officer, principal financial officer, principal accounting officer or directors.
Communications with Directors
Stockholders and other parties interested in communicating directly with the Board, the presiding Lead Director or the non-management directors as a group may do so by writing to the Board of Directors or presiding Lead Director (as the case may be), c/o General Counsel, DICK’S Sporting Goods, Inc., 345 Court Street, Coraopolis, PA 15108 or sending an email to the Legal Department’s attention at investors@dcsg.com. Upon receipt of letters addressed to the Board or non-management members of the Board, the Governance & Nominating Committee has instructed the General Counsel to (i) review the correspondence, (ii) forward to the Board a summary of all such correspondence addressed to the Board, and (iii) regularly forward to the presiding Lead Director copies of all such correspondence that is addressed to or (determined to be) intended for the presiding Lead Director or the non-management directors as a group or that otherwise requires their attention. Directors may at any time review correspondence that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are promptly brought to the attention of the Company’s internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters.
Additional Information
Other Matters. As of the date of this proxy statement, we know of no business that will be presented for consideration at the 2026 Annual Meeting other than the items referred to herein. If any other matter is properly brought before the 2026 Annual Meeting for action by our stockholders, proxies properly provided to the Company will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.
“Householding” of Proxy Materials. The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify either (i) your broker if your shares are held in a brokerage account or (ii) us if you hold registered shares. We will deliver promptly, upon written or oral request, a separate copy of the annual report or proxy statement, as applicable, to a security holder at a shared address to which a single copy of the documents was delivered. You can notify us by sending a written request to the attention of Investor Relations, DICK’S Sporting Goods, Inc., 345 Court Street, Coraopolis, PA 15108 or calling us at (724) 273-3400 if you would like to receive separate copies of mailed materials relating to future meetings, or you are sharing an address and wish to request delivery of a single copy of mailed materials if you currently receive multiple copies.
Advance Notice Procedures. Under our Bylaws, no business may be presented by any stockholder before an Annual Meeting, including the nomination of a director or group of directors, unless it is properly presented before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered written notice to our Corporate Secretary, Legal Department, DICK’S Sporting Goods, Inc., 345 Court Street, Coraopolis, PA 15108, containing certain information specified in our Bylaws about the stockholder and the proposed action or proposed nominee(s), at least 150 days prior to the anniversary date of the preceding year’s Annual Meeting — that is, with respect to the 2027 Annual Meeting, by January 11, 2027. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for election at the 2027 Annual Meeting must provide notice that sets forth the information as required by Rule 14a-19 under the Exchange Act no later than April 12, 2027. These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement, as discussed below.
Stockholder Proposals for Inclusion in the Company’s Proxy Materials Relating to the 2027 Annual Meeting. Stockholders interested in submitting a proposal for inclusion in the Company’s proxy materials for the Annual Meeting of Stockholders in 2027 may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, such proposals must be received by the Company not less than 120 calendar days before the anniversary date of the Company’s

66	DICK’S SPORTING GOODS, INC.

OTHER INFORMATION
delivery of its proxy statement materials to stockholders in connection with the previous year’s Annual Meeting. Therefore, for the 2027 Annual Meeting, such proposals must be received by the Company no later than January 1, 2027. Proposals should be sent to the attention of the Corporate Secretary, Legal Department, DICK’S Sporting Goods, Inc., 345 Court Street, Coraopolis, PA 15108.
Proxy Solicitation and Costs. The proxies being solicited hereby are being solicited by the Board of the Company. The cost of soliciting proxies will be borne by the Company. We have not retained an outside firm to aid in the solicitation. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

2026 PROXY STATEMENT	67

ABOUT THE MEETING
In accordance with SEC rules, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials to our stockholders via the Internet. If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive a printed copy of the proxy materials other than as described below. The Notice contains instructions on how to access and review all of the important information contained in the proxy materials over the Internet. The Notice also instructs how you may submit your proxy over the Internet. If you received a Notice and would like to receive a printed copy of our proxy materials, including our Annual Report on Form 10-K, follow the instructions for requesting such materials included in the Notice.
It is anticipated that the Notice will first be sent to stockholders, and this proxy statement and the form of proxy relating to our 2026 Annual Meeting will first be made available to stockholders, on or about May 1, 2026.
In accordance with SEC rules, the website www.proxyvote.com/dks provides complete anonymity with respect to the stockholders accessing the website.
Who is Entitled to Vote at the Annual Meeting?
Only stockholders of record at the close of business on April 13, 2026, the record date for the 2026 Annual Meeting, are entitled to receive notice of and vote at the 2026 Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the 2026 Annual Meeting or any postponements or adjournments of the 2026 Annual Meeting.
What are the Voting Rights of the Holders of DICK’S Sporting Goods, Inc. Common Stock and Class B Common Stock?
Holders of our common stock and Class B common stock have identical rights, except that holders of our common stock are entitled to one (1) vote for each share held of record and holders of our Class B common stock are entitled to ten (10) votes for each share held of record on all matters submitted to a vote of the stockholders, including the election of directors. Stockholders do not have cumulative voting rights. Holders of our common stock and Class B common stock vote together as a single class on all matters presented to the stockholders for their vote or approval, except as may otherwise be required by Delaware law.
Who can Attend the Annual Meeting?
All common stockholders and Class B common stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting via the Internet by logging in to the website http://www.virtualshareholdermeeting.com/DKS2026 using the 16-digit control number included in your
Notice, on your proxy card or on any additional voting instructions accompanying these proxy materials. You will be able to vote your shares electronically and submit questions online during the Annual Meeting. If you do not have a 16-digit voter control number, you will be able to listen to the meeting only by registering as a guest and will not be able to vote or submit questions during the meeting. The meeting website will be available beginning at 7:15 a.m. ET on the date of the Annual Meeting. We recommend stockholders log in a few minutes before the Annual Meeting to ensure they are logged in when the Annual Meeting starts.
Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you may need to follow additional instructions provided by your broker in order to vote your shares and submit questions during the Annual Meeting.
What Constitutes a Quorum?
Pursuant to our Bylaws, the presence at the Annual Meeting, in person or by proxy, of holders of record of issued and outstanding shares of capital stock representing a majority of the votes entitled to be cast at the meeting constitutes a quorum, provided that such quorum also consists of at least one-third of the shares entitled to vote at the meeting in accordance with Delaware law. As of the record date, 65,878,268 shares of common stock representing the same number of votes and 23,570,633 shares of Class B common stock representing 235,706,330 votes were issued and outstanding. Thus, the presence in person or by proxy of the holders of common stock or Class B common stock or a combination thereof representing at least 150,792,299 votes will be required to establish a quorum, provided that such votes also constitute at least one-third of the shares entitled to vote in accordance with Delaware law. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes and/or shares considered to be present at the Annual Meeting to establish a quorum.
How Do I Vote?
The voting process depends on whether you hold your shares in your own name (as the “record holder”) or beneficially in street name.
Record Holders
If you hold shares in your own name, you can cast your vote in one of the following ways:

follow the instructions on the website www.proxyvote.com/dks;
call 1-800-690-6903 and follow the instructions provided;
if you received a proxy card in the mail, complete and return the paper proxy card to the Company; or
attend the 2026 Annual Meeting of Stockholders via the Internet and follow the on-screen instructions.

68	DICK’S SPORTING GOODS, INC.

ABOUT THE MEETING
Beneficial Owners
If your shares are held in street name (by a broker, bank, or other nominee), you are considered a “beneficial owner.” If you receive a voting instruction form (“VIF”), your broker, bank, or other holder of record (or designee thereof) will vote your shares in accordance with the instructions on your returned VIF. If you wish to vote virtually via the Internet at the Annual Meeting, you should follow the instructions provided by your record holder (broker, bank, or other nominee).
How Do I Request Paper Copies of the Proxy Materials?
The Notice sets forth how you may request a paper copy of the proxy statement and accompanying proxy card, including:

by following the instructions at www.proxyvote.com/dks;
by following the instructions for a paper copy after calling 1-800-579-1639; or
by sending a blank e-mail to sendmaterial@proxyvote.com containing your control number (located on your Notice) in the subject line.
Can I Change or Revoke My Vote After I Vote Online or Return My Proxy Card?
Yes. You may revoke or change your vote at any time before the polls close at the Annual Meeting by voting again by telephone or the Internet; by delivering to the Corporate Secretary of the Company either a written notice of revocation or a duly executed proxy bearing a date later than the proxy being revoked; or by attending the Annual Meeting via the Internet and following the on-screen voting instructions or requesting that your previously granted proxy be revoked. Attendance at the Annual Meeting via the Internet will not by itself revoke a previously granted proxy.
What Vote is Required to Approve Each Item?
Proposal 1 - Election of Directors. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.
Proposals 2, 3 and 4 - The affirmative vote of a majority of the votes cast at the Annual Meeting is required for (i) Proposal 2 - to approve, on a non-binding advisory basis, the compensation of our named executive officers for 2025; (ii) Proposal 3 - to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2026; and (iii) Proposal 4 - Stockholder Proposal - Request for Report on Women’s Rights Related Business Risk and Decision Framework.
With respect to Say-on-Pay, as an advisory vote this proposal is non-binding on the Company. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by our stockholders and will consider the outcome of the vote when making future compensation decisions.
Treatment of Abstentions and Broker Non-Votes. An “abstain” vote is considered as present for the purposes of determining whether a quorum exists. Under Delaware law, abstentions are not considered votes cast either for or against a proposal; because Proposal 1, the election of directors, requires the affirmative vote of a plurality of the votes cast, and each of Proposal 2, the advisory vote on the compensation of our named executive officers, Proposal 3, ratification of the appointment of Deloitte & Touche LLP, and Proposal 4, Stockholder Proposal - Request for Report on Women’s Rights Related Business Risk and Decision Framework, requires the affirmative vote of the holders of a majority of the votes cast in order to be approved, abstentions will not have any effect on the outcome of those four proposals presented at the Annual Meeting.
A “broker non-vote” occurs if your shares are registered in “street name” and you do not provide the record holder of your shares with voting instructions on any matter as to which, under the applicable NYSE rules, a broker may not vote without instructions from you. As is the case with abstentions, shares as to which a broker non-vote occurs are considered present for purposes of determining whether a quorum exists. Under Delaware law, broker non-votes are not considered votes cast either for or against a proposal. Therefore, a broker non-vote will not have any effect on the outcome of the non-routine proposals presented at the Annual Meeting. Proposals 1, 2, and 4 are considered to be “non-routine” under the applicable NYSE rules such that a broker cannot vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposal 3, ratification of the appointment of Deloitte & Touche LLP, is considered to be “routine” under the applicable NYSE rules such that a broker may vote your shares in its discretion on this proposal without voting instructions from you.

2026 PROXY STATEMENT	69

APPENDIX A
Non-GAAP Financial Measures
In addition to reporting the Company’s financial results calculated in accordance with generally accepted accounting principles (“GAAP”), the Company reports certain financial results that differ from what is reported under GAAP. These non-GAAP financial measures include non-GAAP operating margin, non-GAAP earnings per diluted share, non-GAAP income before taxes (“EBT”), non-GAAP income before taxes as a percentage of net sales (“EBT Margin”), and DICK’S Business non-GAAP basis results, including non-GAAP operating margin and non-GAAP earnings per diluted share, which management believes provides investors with useful supplemental information to evaluate the Company’s ongoing operations and to compare with past and future periods. Furthermore, management believes that adjustments related to its deferred compensation plans enables investors to better understand its selling, general and administrative expense trends excluding non-cash changes in our deferred compensation plan investment fair values from market fluctuations that are offset within other income. Additionally, management believes that adjustments related to its convertible senior notes due 2025 (“Convertible Senior Notes”) and convertible bond hedge provided a more complete view of the economics of the instruments upon future conversion. Management also uses these non-GAAP measures internally for forecasting, budgeting, and measuring its operating performance. These measures should be viewed as supplementing, and not as an alternative or substitute for, the Company’s financial results prepared in accordance with GAAP. The methods used by the Company to calculate its non-GAAP financial measures may differ significantly from methods used by other companies to compute similar measures. As a result, any non-GAAP financial measures presented herein may not be comparable to similar measures provided by other companies. A reconciliation of the Company’s non-GAAP measures to the most directly comparable GAAP financial measures are provided below.
Non-GAAP Net Income and Earnings Per Share Reconciliations (dollars in thousands, except per share amounts):

	FISCAL 2025 52 WEEKS ENDED JANUARY 31, 2026
	GROSS PROFIT	SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	OPERATING INCOME	INTEREST EXPENSE	OTHER (INCOME) EXPENSE	INCOME BEFORE INCOME TAXES	NET INCOME	EARNINGS PER DILUTED SHARE
GAAP Basis	$5,667,262	$4,338,162	$1,095,909	$64,263	$(110,327)	$1,141,973	$849,239	$9.97
% of Net Sales	32.92%	25.20%	6.37%	0.37%	(0.64%)	6.63%	4.93%
Foot Locker acquisition-related costs	217,926	—	382,118	(7,863)	—	389,981	307,315
Asset impairment charge	—	(13,375)	13,375	—	—	13,375	9,898
Investment gains	—	—	—	—	42,241	(42,241)	(42,241)
Deferred compensation plan adjustments	—	(24,821)	24,821	—	24,821	—	—
Non-GAAP Basis	$5,885,188	$4,299,966	$1,516,223	$56,400	$(43,265)	$1,503,088	$1,124,211	$13.20
% of Net Sales	34.19%	24.98%	8.81%	0.33%	(0.25%)	8.73%	6.53%
Contribution from Foot Locker acquisition	(758,889)	(809,395)	52,220	(9,225)	3,606	57,839	60,003
Non-GAAP basis for DICK’S Business	$5,126,299	$3,490,571	$1,568,443	$47,175	$(39,659)	$1,560,927	$1,184,214	$14.58
% of Net Sales for DICK’S Business	36.33%	24.74%	11.12%	0.33%	0.28%	11.06%	8.39%
During fiscal 2025, the Company recorded (1) pre-tax Foot Locker acquisition-related charges totaling $390.0 million, which includes $217.9 million to write down and liquidate inventory, merger and integration costs of $164.2 million, which includes legal and regulatory fees, other professional services and other costs related to the Foot Locker acquisition, and $7.9 million of deferred financing amortization on a bridge facility; (2) pre-tax charge of $13.4 million related to a non-cash asset write-down following the abandonment of a technology service contract; (3) non-cash pre-tax gains of $42.2 million from a non-operating investment in Foot Locker equity securities; and (4) non-cash changes in fair value of employee deferred compensation plan investments held in rabbi trusts. The non-

70	DICK’S SPORTING GOODS, INC.

APPENDIX A
GAAP operating results of the DICK’S Business exclude the dilutive effect of 9.6 million shares issued in connection with the Foot Locker acquisition on weighted average diluted shares outstanding. Except for approximately $65.1 million of non-deductible merger and integration costs and a $10.8 million favorable tax impact from the gains on the Company’s pre-existing Foot Locker investment that are not taxable following completion of the acquisition, the provision for income taxes for non-GAAP adjustments was tax effected at the statutory rate of the applicable tax jurisdiction, which approximates 25%.

	FISCAL 2024 52 WEEKS ENDED FEBRUARY 1, 2025
	SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	OPERATING INCOME	OTHER (INCOME) EXPENSE	INCOME BEFORE INCOME TAXES	NET INCOME	EARNINGS PER DILUTED SHARE
GAAP Basis	$3,294,272	$1,473,932	$(98,088)	$1,519,033	$1,165,308	$14.05
% of Net Sales	24.51%	10.96%	(0.73%)	11.30%	8.67%
Deferred compensation plan adjustments	(23,637)	23,637	23,637	—	—
Non-GAAP Basis	$3,270,635	$1,497,569	$(74,451)	$1,519,033	$1,165,308	$14.05
% of Net Sales	24.33%	11.14%	(0.55%)	11.30%	8.67%
Fiscal 2024 included non-cash changes in fair value of employee deferred compensation plan investments held in rabbi trusts.

	FISCAL 2023 53 WEEKS ENDED FEBRUARY 3, 2024
	GROSS PROFIT	SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	OTHER (INCOME) EXPENSE	INCOME BEFORE INCOME TAXES	NET INCOME	EARNINGS PER DILUTED SHARE
GAAP Basis	$4,533,735	$3,183,530	$(93,809)	$1,318,151	$1,046,519	$12.18
% of Net Sales	34.92%	24.52%	(0.72%)	10.15%	8.06%
Business optimization charges	11,984	(72,829)	—	84,813	62,762
Deferred compensation plan adjustments	—	(13,960)	13,960	—	—
Non-GAAP Basis	$4,545,719	$3,096,741	$(79,849)	$1,402,964	$1,109,281	$12.91
% of Net Sales	35.01%	23.85%	(0.61%)	10.80%	8.54%
During fiscal 2023, the Company recorded pre-tax charges related to the completion of its business optimization totaling $84.8 million, which included $46.1 million of non-cash impairments of store and intangible assets, $26.7 million of severance-related costs and a $12.0 million write-down of inventory. Fiscal 2023 also included non-cash changes in fair value of employee deferred compensation plan investments held in rabbi trusts. The provision for income taxes for the aforementioned adjustments were calculated at 26%, which approximated the Company’s blended tax rate.

2026 PROXY STATEMENT	71

APPENDIX A

	FISCAL 2022 52 WEEKS ENDED JANUARY 28, 2023
	GROSS PROFIT	SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	OTHER (INCOME) EXPENSE	INCOME BEFORE INCOME TAXES	NET INCOME	AFTER TAX INTEREST FROM CONVERTIBLE SENIOR NOTES	NUMERATOR USED TO COMPUTE EARNINGS PER DILUTED SHARE	WEIGHTED AVERAGE DILUTED SHARES	EARNINGS PER DILUTED SHARE
GAAP Basis	$4,284,558	$2,799,853	$(15,949)	$1,383,748	$1,043,138	$27,060	$1,070,198	99,274	$10.78
% of Net Sales	34.64%	22.64%	(0.13%)	11.19%	8.43%	0.22%	8.65%
Convertible Senior Notes	—	—	—	—	—	(27,060)	(27,060)	(10,792)
Field & Stream exit charges	740	(29,340)	—	30,080	22,259	—	22,259	—
Deferred compensation plan adjustments	—	14,609	(14,609)	—	—	—	—	—
Non-GAAP Basis	$4,285,298	$2,785,122	$(30,558)	$1,413,838	$1,065,397	$—	$1,065,397	88,482	$12.04
% of Net Sales	34.65%	22.52%	(0.25%)	11.43%	8.61%	—%	8.61%
Fiscal 2022 included adjustments to eliminate the impact of assumed share settlement of the Convertible Senior Notes as required by the if-converted method. During fiscal 2022 the Company settled $515.9 million of its Convertible Senior Notes without dilutive effect, as the related principal was settled in cash and due to the shares received from its convertible bond hedge. The Company does not expect the shares underlying the remaining $59.1 million will have a dilutive effect upon conversion and believes reflecting the notes as debt more closely represents the economics of the transaction upon future conversion. The Company also recorded pre-tax charges related to the Field & Stream exit totaling $30.1 million, which included $28.5 million of non-cash impairments of store assets, $0.8 million of severance and a $0.7 million inventory write-down related to the closure of 12 Field & Stream stores in the fourth quarter of fiscal 2022. Fiscal 2022 also included non-cash changes in fair value of employee deferred compensation plan investments held in rabbi trusts. The provision for income taxes for the aforementioned adjustments were calculated at 26%, which approximated the Company’s blended tax rate.

	FISCAL 2021 52 WEEKS ENDED JANUARY 29, 2022
	SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	OPERATING INCOME	INTEREST EXPENSE	OTHER (INCOME) EXPENSE	INCOME BEFORE INCOME TAXES	NET INCOME	WEIGHTED AVERAGE DILUTED SHARES	EARNINGS PER DILUTED SHARE
GAAP Basis	$2,664,083	$2,034,503	$57,839	$(17,774)	$1,994,438	$1,519,871	109,578	$13.87
% of Net Sales	21.67%	16.55%	0.47%	(0.14%)	16.22%	12.36%
Convertible Senior Notes	—	—	(30,794)	—	30,794	22,788	(11,332)
Deferred compensation plan adjustments	(17,070)	17,070	—	17,070	—	—	—
Non-GAAP Basis	$2,647,013	$2,051,573	$27,045	$(704)	$2,025,232	$1,542,659	98,246	$15.70
% of Net Sales	21.53%	16.69%	0.22%	(0.01%)	16.47%	12.55%
Fiscal 2021 included $30.8 million of non-cash amortization of the debt discount on $575 million of its Convertible Senior Notes issued in 2020, and 11.3 million diluted shares that will be offset at settlement by shares delivered from the convertible note hedge purchased in connection with their issuance. Fiscal 2021 also included non-cash changes in fair value of employee deferred compensation plan investments held in rabbi trusts. The provision for income taxes for the aforementioned adjustments were calculated at 26%, which approximated the Company’s blended tax rate.

72	DICK’S SPORTING GOODS, INC.

1948

DICK'S

DICK'S SPORTING GOODS, INC.
345 COURT ST. CORAOPOLIS, PA 15108
DICKS.COM

SCAN TO
VIEW MATERIALS & VOTE

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V93104-P46186

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DICK'S SPORTING GOODS, INC.

The Board of Directors recommends you vote FOR the following Directors:

Nominees:	For	Withhold
1a. Mark J. Barrenechea	☐	☐
1b. Emanuel Chirico	☐	☐
1c. William J. Colombo	☐	☐
1d. Robert W. Eddy	☐	☐
1e. Anne Fink	☐	☐
1f. Larry Fitzgerald, Jr.	☐	☐
1g. Lauren R. Hobart	☐	☐
1h. Sandeep Mathrani	☐	☐
1i. Desiree Ralls-Morrison	☐	☐
1j. Lawrence J. Schorr	☐	☐
1k. Edward W. Stack	☐	☐

The Board of Directors recommends you vote FOR each of proposals 2 and 3.	For	Against	Abstain
2. Non-binding advisory vote to approve compensation of named executive officers, as disclosed in the Company's 2026 proxy statement.	☐	☐	☐
3. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2026.	☐	☐	☐

The Board of Directors recommends you vote AGAINST proposal 4.	For	Against	Abstain
4. Stockholder proposal requesting a report on women’s rights related business risk and decision framework.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any postponement or any adjournment thereof.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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V93105-P46186

DICK'S

DICK'S SPORTING GOODS, INC.
Annual Meeting of Stockholders
June 10, 2026 7:30 AM, Eastern Time
This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Navdeep Gupta and Elizabeth H. Baran, or either of them, to act as proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of DICK'S SPORTING GOODS, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 7:30 AM, Eastern Time on June 10, 2026, by means of remote communication via the Internet, at www.virtualshareholdermeeting.com/DKS2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations, as indicated herein.

Continued and to be signed on reverse side